     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2000.
                                                               FILE NO. 33-53690
                                                               FILE NO. 811-7310


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/
                           PRE-EFFECTIVE AMENDMENT / /
                       POST-EFFECTIVE AMENDMENT NO. 28 /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 /X/



                              AMENDMENT NO. 26 /X/


                                    ARK FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                          REGISTRANT'S TELEPHONE NUMBER
                                 1-610-676-1000

                                  THOMAS R. RUS
                                    SECRETARY
                                    ARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                              ALAN C. PORTER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                           WASHINGTON, D.C. 20036-1800

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

              / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
                     / / ON [DATE] PURSUANT TO PARAGRAPH (b)
              /X/ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
              / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
               / / ON [DATE] PURSUANT TO PARAGRAPH (a) OF RULE 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
                   PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                    ARK FUNDS

                                   PROSPECTUS
                                JUNE _____, 2000


                                INCOME PORTFOLIO
                           SMALL-CAP EQUITY PORTFOLIO
                    INTERNATIONAL EQUITY SELECTION PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                        EMERGING MARKETS EQUITY PORTFOLIO


                               INVESTMENT ADVISOR:
                        ALLIED INVESTMENT ADVISORS, INC.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIME OFFENSE.

                           HOW TO READ THIS PROSPECTUS

ARK Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Retail Class A and Institutional Class Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Portfolios. For more detailed information about each Portfolio, please see:

                                                                           PAGE
     ARK INCOME PORTFOLIO...........................................           4
     ARK SMALL-CAP EQUITY PORTFOLIO.................................           8
     ARK INTERNATIONAL EQUITY SELECTION PORTFOLIO...................          12
     ARK INTERNATIONAL EQUITY PORTFOLIO.............................          19
     ARK EMERGING MARKETS EQUITY PORTFOLIO..........................          22
     ADDITIONAL INFORMATION ABOUT RISK..............................          25
     EACH PORTFOLIO'S OTHER INVESTMENTS.............................          28
     INVESTMENT ADVISOR.............................................          28
     PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES............          30
     DISTRIBUTION OF PORTFOLIO SHARES...............................          34
     DIVIDENDS AND DISTRIBUTIONS....................................          42
     TAXES..........................................................          42
     FINANCIAL HIGHLIGHTS...........................................          43
     HOW TO OBTAIN MORE INFORMATION ABOUT ARK FUNDS.................  BACK COVER

INTRODUCTION - INFORMATION COMMON TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests each Portfolio's assets in a way that it believes will help a Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments. A Portfolio share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

ARK INCOME PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Primarily current income and secondarily
                                   capital growth

INVESTMENT FOCUS                   Investment-grade fixed income securities

SHARE PRICE VOLATILITY             Medium

PRINCIPAL INVESTMENT STRATEGY      Investing in U.S. government and corporate
                                   fixed income securities with varying
                                   maturities

INVESTOR PROFILE                   Investors seeking primarily current income
                                   and secondarily growth of capital who are willing to accept the risks of investing in fixed income securities


PRINCIPAL INVESTMENT STRATEGY OF THE INCOME PORTFOLIO

The Income Portfolio seeks its investment goal by investing primarily in U.S. investment-grade corporate and government fixed income securities, including mortgage-backed securities. The Portfolio's Advisor will generally select investment-grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest a limited percentage of the Portfolio's assets in lower rated debt securities (or "junk bonds"). The dollar-weighted average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between 5 and 20 years. The Portfolio may also invest up to 15% of its total assets in securities rated below investment-grade ("junk bonds").

In selecting securities for the Portfolio, the Advisor considers a security's current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS OF INVESTING IN THE INCOME PORTFOLIO

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how the securities will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Junk bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PERFORMANCE INFORMATION

The bar chart and the performance table which follow illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                             1995                        17.99%
                             1996                         2.60%
                             1997                         9.22%
                             1998                         6.66%
                             1999                        -2.03%

                          BEST QUARTER                WORST QUARTER

                            6.58%                        -2.24%
                            6/30/95                      3/31/96

TOTAL RETURN JANUARY 1 TO MARCH 31, 2000                2.11%


This table compares the Portfolio's average annual total returns for the periods ended December 31, 1999, to those of the Lehman Aggregate Bond Index.

                                          1 YEAR      5 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
INCOME PORTFOLIO- CLASS A SHARES          -6.42%       5.70%         4.96%*
LEHMAN AGGREGATE-BOND INDEX               -0.83%       7.73%         6.68%**
INCOME PORTFOLIO- INSTITUTIONAL CLASS     -1.79%       6.86%         5.37%***
LEHMAN AGGREGATE BOND INDEX               -0.83%       7.73%         5.83%****

---------------
*      Since April 12, 1994.
**     Since March 31, 1994.
***    Since July 16, 1993.
****   Since July 31, 1993.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Aggregate Bond Index is a widely recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA-rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                INSTITUTIONAL
                                                                               CLASS A SHARES       CLASS
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               4.50%(1)           None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)          None              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
    Distributions (as a percentage of offering price)                              None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)                 None(2)           None(2)
Exchange Fee                                                                       None              None


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                  CLASS A SHARES   INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
    Investment Advisory Fees                          0.60%              0.60%
    Distribution (12b-1) Fees                         0.30%              None
    Other Expenses                                    0.35%              0.35%
                                                      -----              -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES             1.25%              0.95%
    Fee Waivers and Expense Reimbursements            0.20%              0.09%
                                                      -----              -----
TOTAL NET OPERATING EXPENSES                          1.05%(3)           0.86%(3)
                                                      -----              -----

---------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05% for Class A Shares and 0.86% for Institutional Class until August 31, 2001. The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because, in addition to its contractual commitment, the Advisor is voluntarily reimbursing expenses in order to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these reimbursements at any time. With the expense reimbursements, the Portfolio's actual total operating expenses are as follows:

         Income Portfolio - Class A Shares                          0.95%
         Income Portfolio - Institutional Class                     0.82%

For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your shares at the end of the period:

                          1 YEAR       3 YEARS        5 YEARS       10 YEARS
CLASS A SHARES             $552         $810          $1,087         $1,876
INSTITUTIONAL CLASS        $ 88         $294          $  517         $1,158

ARK SMALL-CAP EQUITY PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

INVESTMENT FOCUS                   Common stock of small-capitalization U.S.
                                   issuers

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Investing in stocks of smaller companies with
                                   long-term earnings growth potential

INVESTOR PROFILE                   Investors seeking long-term capital
                                   appreciation who can tolerate the share price volatility of small-cap equity investing


PRINCIPAL INVESTMENT STRATEGY OF THE SMALL-CAP EQUITY PORTFOLIO

The Small-Cap Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of U.S. issuers. The Portfolio's Advisor purchases stocks of smaller companies that are in the early stages of development and which the Advisor believes have the potential to achieve substantial long-term earnings growth. The Portfolio invests primarily in companies with market capitalizations of $2.0 billion or less at the time of investment. The Portfolio may also invest a limited percentage of its assets in securities rated below investment-grade ("junk bonds") and in foreign securities.

In selecting investments for the Portfolio, the Advisor purchases securities of small-cap U.S. companies with strong earnings growth potential. The Advisor may also purchase stocks of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not fully reflected in a stock's price. The Advisor may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS OF INVESTING IN THE SMALL-CAP EQUITY PORTFOLIO

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Junk bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

PERFORMANCE INFORMATION

The bar chart and the performance table which follow illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for three calendar years.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                               1997                      5.36%
                               1998                     19.05%
                               1999                    149.79%

                          BEST QUARTER              WORST QUARTER
                             82.12%                    -18.54%
                            12/31/99                   9/30/98

TOTAL RETURN JANUARY 1 TO MARCH 31, 2000               17.04%


This table compares the Portfolio's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.


                                                      1 YEAR   SINCE INCEPTION
------------------------------------------------------------------------------
SMALL-CAP EQUITY PORTFOLIO- CLASS A SHARES           137.89%      29.93%*
RUSSELL 2000 GROWTH INDEX                             43.10%      12.41%**
SMALL-CAP EQUITY PORTFOLIO- INSTITUTIONAL CLASS      150.08%      38.35%***
RUSSELL 2000 GROWTH INDEX                             43.10%      17.39%****

-----------------
*      Since May 16, 1996.
**     Since May 31, 1996.
***    Since July 13, 1995.
****   Since June 30, 1995.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of large U.S. companies with high growth rates and price-to-book ratios.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                               INSTITUTIONAL
                                                                              CLASS A SHARES       CLASS
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.75%(1)          None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)         None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
    Distributions (as a percentage of offering price)                             None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                None(2)          None(2)
Exchange Fee                                                                      None             None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                  CLASS A SHARES   INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
    Investment Advisory Fees                          0.80%              0.80%
    Distribution (12b-1) Fees                         0.40%              None
    Other Expenses                                    0.46%              0.46%
                                                      -----              -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES             1.66%              1.26%(4)
    Fee Waivers and Expense Reimbursements            0.22%
                                                      -----
TOTAL NET OPERATING EXPENSES                          1.44%(3)

------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of the Class A Shares in order to keep total operating expenses from exceeding 1.44% until August 31, 2001. The Class A Shares' total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because, in addition to its contractual commitment, the Advisor is voluntarily reimbursing expenses in order to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these reimbursements at any time. With the expense reimbursements, the Portfolio's actual total operating expenses are as follows:

     Small-Cap Equity Portfolio - Class A Shares                    1.30%

(4) The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor is voluntarily waiving reimbursing expenses in order to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these reimbursements at any time. With the expense reimbursements, the Portfolio's actual total operating expenses are as follows:

    Small-Cap Equity Portfolio -- Institutional Class               1.19%

For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your shares at the end of the period:

                           1 YEAR        3 YEARS        5 YEARS         10 YEARS
CLASS A SHARES              $615           $953          $1,315          $2,329
INSTITUTIONAL CLASS         $128           $400          $  692          $1,523

ARK INTERNATIONAL EQUITY SELECTION PORTFOLIO

THE ARK FUNDS BOARD OF TRUSTEES HAS APPROVED A PROPOSED CHANGE IN THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGY. THE BOARD HAS ALSO APPROVED A RELATED INCREASE IN THE INVESTMENT ADVISORY FEE PAYABLE BY THE PORTFOLIO AND AN INVESTMENT SUBADVISORY AGREEMENT FOR THE PORTFOLIO WITH AIB GOVETT. THESE CHANGES MAY NOT BE IMPLEMENTED UNTIL THEY ARE APPROVED BY SHAREHOLDERS OF THE PORTFOLIO WHO WILL VOTE ON APPROVAL OF THE CHANGES AT A SPECIAL MEETING SCHEDULED TO BE HELD ON AUGUST 8, 2000. SEE PAGE 16 FOR INFORMATION RELATING TO THE INTERNATIONAL EQUITY SELECTION PORTFOLIO AS PROPOSED TO BE REVISED.

THE FOLLOWING INFORMATION REFLECTS THE PORTFOLIO'S CURRENT PRINCIPAL INVESTMENT STRATEGY, RISKS, PERFORMANCE, FEES, AND EXPENSES.

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

INVESTMENT FOCUS                   Investment companies that invest in equity
                                   securities of non-U.S. issuers

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Investing in investment companies that
                                   purchase stocks of companies located outside the U.S.

INVESTOR PROFILE                   Investors seeking capital appreciation who
                                   want to diversify their portfolio by
                                   investing overseas and who can tolerate the risks of international investing


PRINCIPAL INVESTMENT STRATEGY OF THE INTERNATIONAL EQUITY SELECTION PORTFOLIO

The International Equity Selection Portfolio seeks its investment goal by investing primarily in shares of mutual funds that purchase common stocks and other equity securities of companies located in countries other than the United States. The Portfolio's Advisor will attempt to build a managed portfolio of international equity funds which presents the greatest long-term capital growth potential by investing in various funds managed by different advisors. In addition to investing in funds that purchase securities of companies in developed foreign countries, the Portfolio may also purchase shares of funds that invest in emerging market countries and individual country funds and, to a limited extent, in global funds and domestic equity and debt funds.

In selecting funds for the Portfolio to purchase, the Advisor attempts to develop a portfolio offering investors exposure to different global markets and equity investment styles. To achieve this diversity, the Advisor selects international funds based on screening criteria such as fund investment styles, investment objectives and policies, and fund management methodology and consistency. The Advisor also considers past performance, rankings by independent third parties, fund size, historic volatility, manager tenure, and operating and transaction expenses, as well as geographic diversity and current global economic conditions.

PRINCIPAL RISKS OF INVESTING IN THE INTERNATIONAL EQUITY SELECTION PORTFOLIO

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases shares of funds that buy equity securities, the Portfolio is subject to the risk that stock prices will decline over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the mutual fund shares that the Portfolio owns may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Portfolio's investments in fund shares. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Since the Portfolio purchases shares of other funds, shareholders will bear the costs of the underlying funds and the costs of the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table which follow illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                          1992                         -4.58%
                          1993                         37.76%
                          1994                          1.80%
                          1995                         11.55%
                          1996                         17.22%
                          1997                          7.05%
                          1998                          8.21%
                          1999                         44.84%

                       BEST QUARTER                WORST QUARTER
                          28.86%                      -15.03%
                         12/31/99                     9/30/98

TOTAL RETURN JANUARY 1 TO MARCH 31, 2000                3.56%


This table compares the Portfolio's average annual total returns for the periods ended December 31, 1999, to those of the Morgan Stanley Capital International
(MSCI) EAFE Index.

                                                                   1 YEAR      5 YEARS       SINCE
                                                                                           INCEPTION
-----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO- CLASS A SHARES          42.62%*      16.64%*      13.32%*
MSCI EAFE INDEX                                                   26.96%       12.83%       10.45%**
INTERNATIONAL EQUITY SELECTION PORTFOLIO- INSTITUTIONAL SHARES    44.84%***    17.01%***    13.53%***
MSCI EAFE INDEX                                                   26.96%       12.83%       10.45%**

------------
* Class A Shares of the International Equity Selection Portfolio were offered beginning April 1, 1998. The performance information shown prior to that date represents performance of the Portfolio's Institutional Class Shares. For Institutional Class Shares, performance presented prior to March 29, 1998, reflects the performance of the Marketvest International Equity Fund shares, which is the successor to a collective trust fund. The assets of the Marketvest fund were reorganized into the Portfolio in 1998 following the acquisition by Allfirst of Dauphin Deposit Bank and Trust Company. The performance information shown includes performance of the collective trust fund for the period from May 31, 1991 (the inception date of the collective trust fund), to March 31, 1997, when the Portfolio's registration statement became effective. The investment objective and policies of the collective trust fund were materially equivalent to those of the Marketvest fund. Institutional Class shares are offered by this prospectus, and since they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of Class A Shares was calculated by adjusting the performance of the Institutional Class Shares for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
**       Since May 31, 1991.
*** Institutional Shares of the International Equity Selection Portfolio were offered beginning March 29, 1998. The performance information shown prior to that date represents the performance of the Marketvest International Equity Fund shares, which is the successor to a collective trust fund. The assets of the Marketvest fund were reorganized into the Portfolio in 1998 following the acquisition by Allfirst of Dauphin Deposit Bank and Trust Company. The performance information shown includes performance of the collective trust for the period May 31, 1991 (the inception date of the collective trust fund), to March 31, 1997, when the Marketvest fund's registration statement became effective. The investment objectives and policies of the collective trust fund were materially equivalent to those of the Marketvest fund.


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International EAFE Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on stock exchanges in Europe, Australia, New Zealand and the Far East.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                CURRENT
                                                                               CURRENT       INSTITUTIONAL
                                                                            CLASS A SHARES       CLASS
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                            1.50%(1)          None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
    Distributions (as a percentage of offering price)                           None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)              None(2)          None(2)
Exchange Fee                                                                    None             None


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                                            CURRENT
                                                          CURRENT        INSTITUTIONAL
                                                       CLASS A SHARES        CLASS
--------------------------------------------------------------------------------------
    Investment Advisory Fees                               0.65%             0.65%
    Distribution (12b-1) Fees                              0.40%             None
    Other Expenses                                         0.40%             0.40%
                                                           -----             -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  1.45%             1.05%
    Fee Waivers and Expense Reimbursements                 0.31%             0.08%
                                                           -----             -----
TOTAL NET OPERATING EXPENSES                               1.14%(3)          0.97%(3)

---------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.14% for Class A Shares and 0.97% for Institutional Class until August 31, 2001. The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because, in addition to its contractual waiver, the Advisor is voluntarily waiving a portion of the fees in order to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these voluntary waivers at any time. With the voluntary fee waivers, the Portfolio's actual total operating expenses are as follows:

         International Equity Selection Portfolio - Class A Shares         1.04%
         International Equity Selection Portfolio - Institutional Class    0.93%

For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

The expenses set forth above do not reflect the costs of the underlying funds that are borne by the Portfolio and its shareholders.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
Class A (Current)                   $264        $572         $901        $1,833
Institutional Class (Current)       $ 99        $326         $572        $1,275

THE FOLLOWING INFORMATION REFLECTS THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGY, RISKS, FEES, AND EXPENSES AS PROPOSED TO BE REVISED.

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

INVESTMENT FOCUS                   Equity securities of non-U.S. issuers

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Investing in equity securities of issuers
                                   located in countries other than the U.S.

INVESTOR PROFILE                   Investors seeking capital appreciation who
                                   want to diversify their portfolio by
                                   investing overseas and who can tolerate the risks of international investing


PRINCIPAL INVESTMENT STRATEGY OF THE INTERNATIONAL EQUITY SELECTION PORTFOLIO

The International Equity Selection Portfolio seeks its investment goal by investing primarily in equity securities of companies located throughout the world. The Portfolio invests in common stocks and other equity securities of issuers located in at least three countries other than the U.S. The Portfolio invests in issuers located in any country other than the U.S. and may invest in issuers of any size.

The Portfolio's Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS OF INVESTING IN THE INTERNATIONAL EQUITY SELECTION PORTFOLIO

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

Securities of smaller companies tend to experience more price volatility than securities of larger companies. Generally, smaller companies have more limited product lines and markets than larger companies. On the other hand, larger companies generally do not offer the potential for capital appreciation as do well-managed smaller companies.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                              PRO FORMA           PRO FORMA
                                                                            CLASS A SHARES   INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                            4.75%(1)             None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None                None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
    Distributions (as a percentage of offering price)                           None                None

Redemption Fee (as a percentage of amount redeemed, if applicable)              None(2)             None(2)
Exchange Fee                                                                    None                None


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                      PRO FORMA            PRO FORMA
                                                    CLASS A SHARES    INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------
    Investment Advisory Fees                             1.00%(3)           1.00%(3)
    Distribution (12b-1) Fees                            0.40%              None
    Other Expenses                                       0.45%              0.45%
                                                         -----              -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                1.85%              1.45%
    Fee Waivers and Expense Reimbursements               0.35%              0.05%
                                                         -----              -----
TOTAL NET OPERATING EXPENSES                             1.50%(4)           1.40%(4)

------------
(1) The Board has approved an increase in the sales charge from 1.50% to 4.75%. Such change has not been approved by the shareholders of the Portfolio or implemented.
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) The Board has approved an increase in the investment advisory fee payable from 0.65% to 1.00%. Such change has not been approved by the shareholders of the Portfolio or implemented.
(4) If the changes to the Portfolio's investment objectives and policies are approved by the shareholders and implemented, the Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for Class A Shares and 1.40% for Institutional Class until August 31, 2001.

For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES (PRO FORMA)             $620       $997       $1,397       $2,514
INSTITUTIONAL CLASS (PRO FORMA)        $143       $454       $  787       $1,731

ARK INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

INVESTMENT FOCUS                   Equity securities of non-U.S. issuers

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Investing in equity securities of issuers
                                   located in countries other than the U.S.

INVESTOR PROFILE                   Investors seeking capital appreciation who
                                   want to diversify their portfolio by
                                   investing overseas and who can tolerate the risks of international investing


PRINCIPAL INVESTMENT STRATEGY OF THE INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks its investment goal by investing primarily in equity securities of companies located throughout the world. The Portfolio invests in common stocks and other equity securities of issuers located in at least three countries other than the U.S. The Portfolio invests in issuers located in any country other than the U.S. and may invest in issuers of any size.

The Portfolio's Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE INTERNATIONAL EQUITY PORTFOLIO

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

Securities of smaller companies tend to experience more price volatility than securities of larger companies. Generally, smaller companies have more limited product lines and markets than larger companies. On the other hand, larger companies generally do not offer the potential for capital appreciation as do well-managed smaller companies.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.


PERFORMANCE INFORMATION

As of the date of this prospectus, the International Equity Portfolio has not yet commenced operations and does not have a full calendar year of performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                      CLASS A SHARES    INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    4.75%(1)              None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)                                                            None                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and other Distributions (as a percentage of offering price)             None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)        None(2)              None(2)
Exchange Fee                                                              None                 None


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                 CLASS A SHARES    INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
    Investment Advisory Fees                          1.00%              1.00%
    Distribution (12b-1) Fees                         0.40%              None
    Other Expenses                                    0.75%(3)           0.75%(3)
                                                      -----              -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES             2.15%              1.75%
    Fee Waivers and Expense Reimbursements            0.55%              0.25%
                                                      -----              -----
TOTAL NET OPERATING EXPENSES                          1.60%(4)           1.50%(4)

-----------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) As of the date of this prospectus, the Portfolio has not yet commenced operations and Other Expenses are based on estimates for the current fiscal year.
(4) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.60% for Class A Shares and 1.50% for Institutional Class until August 31, 2001.

For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolios would be:

                                           1 YEAR           3 YEARS
         Class A Shares                     $630             $1,066
         Institutional Class                $153             $  527

ARK EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

INVESTMENT FOCUS                   Equity securities located in emerging market
                                   countries

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Investing in equity securities of issuers
                                   located in emerging or developing market countries throughout the world

INVESTOR PROFILE                   Investors seeking long-term capital
                                   appreciation who want to diversify their portfolio by investing overseas and who can tolerate the risks of investing in emerging market countries


PRINCIPAL INVESTMENT STRATEGY OF THE EMERGING MARKETS EQUITY PORTFOLIO

The Emerging Markets Equity Portfolio seeks its investment goal by investing primarily in equity securities of issuers located in emerging market countries. The Portfolio invests in common stocks and other equity securities of issuers located in at least three emerging market countries. The Portfolio's Subadvisor uses the World Bank's classification system to determine the potential universe of emerging market countries. The classification system used by the World Bank, a non-governmental organization headquartered in Washington, D.C., comprised of representatives from 181 countries covers 206 nations and non-sovereign entities that are recognized by the United Nations.

The Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE EMERGING MARKETS EQUITY PORTFOLIO

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

Securities of smaller companies tend to experience more price volatility than securities of larger companies. Generally, smaller companies have more limited product lines and markets than larger companies. On the other hand, larger companies generally do not offer the potential for capital appreciation as do well-managed smaller companies.

Investing in foreign countries poses additional risks since political economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

PERFORMANCE INFORMATION

As of the date of this prospectus, the Portfolio has not yet commenced operations and does not have a full calendar year of performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                              CLASS A SHARES   INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                            4.75%(1)             None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)
                                                                                  None                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
    Distributions (as a percentage of offering price)
                                                                                  None                None
Redemption Fee (as a percentage of amount redeemed, if applicable)
                                                                                  None(2)             None(2)
Exchange Fee                                                                      None                None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                  CLASS A SHARES    INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------
Investment Advisory Fees                               1.00%               1.00%
Distribution (12b-1) Fees                              0.40%               None
Other Expenses                                         1.00%(3)            1.00%(3)
                                                       -----               -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              2.40%               2.00%
Fee Waivers and Expense Reimbursements                 0.30%               None
                                                       -----               ----
NET TOTAL OPERATING EXPENSES                           2.10%(4)            2.00%(4)

__________

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) As of the date of this prospectus, the Portfolio has not yet commenced operations and Other Expenses are based on estimates for the current fiscal year.
(4) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 2.10% for Class A Shares and 2.00% for Institutional Class until August 31, 2001. In addition to its contractual waiver, the Advisor is also voluntarily waiving a portion of the fees in order to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these voluntary waivers at any time. With the voluntary fee waivers, the Portfolio's actual total operating expenses are as follows:

   Emerging Markets Equity Portfolio - Class A Shares                2.08%
   Emerging Markets Equity Portfolio - Institutional Class           1.98%

For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                                              1 YEAR             3 YEARS
     Class A Shares                            $678               $1,161
     Institutional Class                       $203               $  627

ADDITIONAL INFORMATION ABOUT RISK

RISKS                                                                   PORTFOLIOS AFFECTED BY THE RISKS

(Principal risk for a Portfolio is designated by "p".)

EQUITY RISK -- Equity securities include publicly and privately         Small-Cap Equity Portfolio(p)
issued equity securities, common and preferred stocks, warrants,        International Equity Selection Portfolio(p)
rights to subscribe to common stock and convertible securities, as      International Equity Portfolio(p)
well as instruments that attempt to track the price movement of         Emerging Markets Equity Portfolio(p)
equity indices.  Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  Equity derivatives may be more volatile and increase portfolio risk.  The value of
securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause its portfolio's net asset value to
fluctuate.  An investment in a Portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market values of fixed income investments      Income Portfolio(p)
change in response to interest rate changes and other factors.          Small-Cap Equity Portfolio(p)
During periods of falling interest rates, the values of
outstanding fixed income securities generally rise.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK -- During periods of falling interest rates, certain          Income Portfolio
debt obligations with high interest rates may be prepaid (or
"called") by the issuer prior to maturity.  This may cause a
Portfolio's average weighted maturity to fluctuate, and may
require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK -- The possibility that an issuer will be unable to         Income Portfolio(p)
make timely payments of either principal or interest.

EVENT RISK -- Securities may suffer declines in credit quality and      Income Portfolio
market value due to issuer restructurings or other factors.  This risk should be reduced because of a Portfolio's multiple holdings.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are       Income Portfolio(p)
fixed income securities representing an interest in a pool of underlying mortgage loans.  They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the
volatility risk of that portfolio.

FOREIGN SECURITY RISKS -- Investments in securities of foreign          Small-Cap Equity Portfolio(p)
companies or governments can be more volatile than investments in       International Equity Selection Portfolio(p)
U.S. companies or governments.  Diplomatic, political, or economic      International Equity Portfolio(p)
developments, including nationalization or appropriation, could         Emerging Markets Equity Portfolio(p)
affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than
U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to
U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial
arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes are recoverable, the non-recovered
portion will reduce the income received from the securities
comprising the Portfolio.

In addition to these risks, certain foreign securities may be subject to the following additional risks factors:

CURRENCY RISK -- Investments in foreign securities denominated in       Small-Cap Equity Portfolio(p)
foreign currencies involve additional risks, including:                 International Equity Selection Portfolio(p)
                                                                        International Equity Portfolio(p)
     -  The value of a Portfolio's assets measured in U.S. dollars      Emerging Markets Equity Portfolio(p)
        may be affected by changes in currency rates and in
        exchange control regulations.

     - A Portfolio may incur substantial costs in connection with conversions between various currencies.
     - A Portfolio may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.
     - Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

EACH PORTFOLIO'S OTHER INVESTMENTS

This prospectus describes the Portfolios' primary strategies, and the Portfolios will normally invest at least 65% of their total assets in the types of securities described in this prospectus. However, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, there is no guarantee that any Portfolio will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Portfolio's advisor believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Portfolio may not be able to meet its investment goal when it is employing a temporary defensive strategy.


INVESTMENT ADVISOR

The Portfolio's Investment Advisor makes (or supervises any subadvisor who makes) investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Board of Trustees of ARK Funds supervises the Advisor and any subadvisor and establishes policies that the Advisor and any subadvisor must follow in its management activities.

Allied Investment Advisors, Inc. (AIA), a wholly-owned subsidiary of Allfirst Bank (formerly, First National Bank of Maryland) (Allfirst), serves as the Advisor to the Portfolios. As of March 31, 2000, AIA had approximately $14.7 billion in assets under management. For the fiscal year ended April 30, 1999, AIA received advisory fees of:

   Income Portfolio                                    0.51%
   Small-Cap Equity Portfolio                          0.79%
   International Equity Selection Portfolio           0.55%*
   International Equity Portfolio                    1.00%**
   Emerging Markets Equity Portfolio                 1.00%**

----------

      * The Board has approved an increase in the investment advisory fee payable from 0.65% to 1.00%. Such change has not been approved by the shareholders of the Portfolio or implemented.

      ** As of the date of this prospectus, the Portfolios have not yet commenced operations and have not paid any advisory fees. The Board of Trustees has approved an investment advisory fee of 1.00% for the International Equity Portfolio and Emerging Markets Equity Portfolio. The Portfolios' Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.60% and 1.50%, respectively, for the Class A and Institutional Class Shares of the International Equity Portfolio and 2.10% and 2.00%, respectively, for the Class A and Institutional Class Shares of the Emerging Markets Equity Portfolio until August 31, 2001. With these fee waivers, the actual advisory fees received by AIA will be lower than those shown in the table above.

AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $68 billion at March 31, 2000.

INVESTMENT SUBADVISOR

AIB Govett, Inc. (AIB Govett), an indirect majority-owned subsidiary of AIB, is the Subadvisor for the International Equity Selection Portfolio (1), International Equity Portfolio and the Emerging Markets Equity Portfolio. It provides day-to-day management services and makes investment decisions on behalf of these Portfolios in accordance with their respective investment policies. In accordance with an investment subadvisory agreement, AIA pays AIB Govett subadvisory fees from the fees it receives from the International Equity Portfolio and the Emerging Markets Equity Portfolio.

AIB Govett and its affiliates AIB Govett Asset Management Limited, and AIB Investment Managers Limited are part of the AIB Asset Management Holdings Group ("AIBAMH"), and part of a broad network of offices worldwide, with principal offices located in London, Dublin, San Francisco, and Singapore. These offices are supported by a global network of investment/research offices in Baltimore, Budapest, Rio de Janeiro, and Poznan. AIB Govett serves as investment subadvisor to two other U.S. mutual fund portfolios. AIBAMH had, as of March 31, 2000, approximately $16.97 billion under management, primarily in non-U.S. funds.

PORTFOLIO MANAGERS

Steven M. Gradow is a Managing Director of, and Director of Fixed Income Investments for, AIA and manager of the INCOME PORTFOLIO. Prior to joining Allfirst in January 1996, Mr. Gradow was responsible for the management of $15 billion of fixed income pension assets for Washington State Investment Board in Seattle for four years. Mr. Gradow's experience also includes five years fixed income management for the Public Employees Retirement System of California (CALPERS).

H. Giles Knight is a Principal of AIA and manager of the SMALL-CAP EQUITY PORTFOLIO. Prior to joining Allfirst, Mr. Knight was with ASB Capital Management, a subsidiary of Nations Bank, from 1990 to 1994. He was Director of Special Equity Investments, Capital Markets Division, where he was responsible for one mutual fund and six employee benefit and personal trust common stock funds. Mr. Knight has nearly 30 years of investment experience.

Brett A. Hoffacker is a Principal of AIA and the manager of the INTERNATIONAL EQUITY SELECTION PORTFOLIO. Prior to 1997, he was a Vice President of Dauphin Deposit Bank and Trust Company responsible for managing four equity funds as well as various individual, institutional, employee benefit and personal trust portfolios. Mr. Hoffacker is a Certified Financial Planner and Certified Retirement Plan Specialist. If the proposed changes in investment policy are approved by the shareholders and implemented, the Portfolio will be managed by the portfolio management team which manages the International Equity Portfolio and the Emerging Markets Equity Portfolio.

The INTERNATIONAL EQUITY PORTFOLIO and the EMERGING MARKETS EQUITY PORTFOLIO are managed by a portfolio management team under the supervision of John Murray and Eileen Fitzpatrick, Joint Chief Investment Officers of AIB Govett. The team's investment process is based on interaction among regional specialist desks. The Global Investment Policy Committee,


----------
(1) Under its proposal to change the investment policy of the Portfolio, the Board of Trustees has approved an investment subadvisory agreement for the Portfolio with AIB Govett. Such agreement has not been approved by the Portfolio's shareholders or implemented.

consisting of the Chief Investment Officers of the principal offices, sets overall investment policies and strategy for AIB Govett group and coordinates implementation in accordance with each Portfolio's investment goals, policies and regulatory requirements. With this structure, the firm seeks consistent implementation of process and continuity of investment management staff for each Portfolio.

Mr. Murray graduated with a BA in finance and business studies from the University of the South Bank. Prior to joining AIB Govett London as a Director in 1994, he was a Director at Henderson Administration from 1990, most recently responsible for managing pension funds in excess of (pound sterling) 400 million. He also served as a fund manager at Crown Financial Management and as Head of Research at Provident Life.

Dr. Fitzpatrick graduated with a Ph.D in Science from University College, Dublin. After two years with a Dublin-based fund management organization, she joined AIB Investment Managers Limited in 1988. She has experience in managing Irish and European equities and has spent five years managing U.K. equities. Between 1993 and 1996, she joined N.C.B. and Goodbody Stockbrokers where she was head of the international equity sales division. In September 1996, she rejoined AIB Investment Managers Limited as Deputy Investment Director with responsibility for international equities and in January 1997, she was appointed Investment Director.


PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Class A and Institutional Class Shares of the Portfolios.

The classes have different expenses and other characteristics. Institutional Class Shares are for individuals, financial institutions, corporations and other entities that have established trust, custodial, sweep or money management relationships with Allfirst or its affiliates or correspondent banks. Before you can buy Institutional Class Shares, you must establish a qualified account. If you are a shareholder who obtained Institutional Class Shares through a financial institution that has been purchased by Allfirst, you may have to follow special procedures to transact in Fund shares. For information on fee schedules and agreements for opening qualified accounts, call 1-800-624-4116 (inside Maryland 1-800-638-7751) to speak with an investor representative.

There are three ways to invest in Class A Shares of the ARK Funds:

-     Through Authorized Brokers or Other Institutions
-     Directly with the Fund
-     Through the ARK Funds Employee Investment Program

There is one way to invest in the Institutional Class of the ARK Funds:
-     Through Allfirst Bank or a Correspondent Bank

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Federal Reserve are open for business (a Business Day). Class A Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

A Portfolio or its distributor may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order, and in the case of Class A Shares, plus the applicable front-end sales charge.

The Portfolios each calculate its NAV each Business Day at the close of the NYSE (normally 4:00 p.m. Eastern time). So, for your order to be effective and for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Portfolio must receive your order and Federal funds before 4:00 p.m. Eastern time.

When the NYSE or the Federal Reserve Bank of New York close early, the Portfolios will advance the time on any such day by which purchase orders must be received.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of all of the net assets in the Portfolio.

In calculating NAV for the Portfolios, we generally value a Portfolio's securities at its market price. If market prices are unavailable or the Portfolios think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Portfolios hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the market value of these Portfolios' investments may change on days when you cannot purchase or sell Portfolio shares.

INFORMATION ABOUT SALES CHARGES AND DISTRIBUTION FEES FOR CLASS A SHARES

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Class A Shares is the NAV next calculated after a Portfolio receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                      INCOME PORTFOLIO

                                     YOUR SALES CHARGE     YOUR SALES CHARGE AS A
IF YOUR INVESTMENT IS:               AS A PERCENTAGE OF     PERCENTAGE OF YOUR NET
                                       OFFERING PRICE             INVESTMENT
----------------------------------------------------------------------------------
LESS THAN  $50,000                         4.50%                    4.71%
$50,000 BUT LESS THAN $100,000             4.00%                    4.17%
$100,000 BUT LESS THAN $250,000            3.00%                    3.09%
$250,000 BUT LESS THAN $500,000            2.50%                    2.56%
$500,000 BUT LESS THAN $1,000,000          2.00%                    2.04%
$1,000,000 AND ABOVE                       0.00%                    0.00%


No initial sales charge applies to purchases of Class A Shares of $1 million or more. However, you will pay a redemption fee of 1.00% if you sell your shares within one year of the date of purchase, or of 0.50% if you sell your shares between one and two years of the date of purchase.


                           SMALL-CAP EQUITY, INTERNATIONAL EQUITY SELECTION(1), INTERNATIONAL
                                      EQUITY AND EMERGING MARKETS EQUITY PORTFOLIOS

                                      YOUR SALES CHARGE     YOUR SALES CHARGE AS A
IF YOUR INVESTMENT IS:               AS A PERCENTAGE OF     PERCENTAGE OF YOUR NET
                                       OFFERING PRICE             INVESTMENT
---------------------------------------------------------------------------------------------
LESS THAN  $50,000                           4.75%                    4.99%
$50,000 BUT LESS THAN $100,000               4.50%                    4.71%
$100,000 BUT LESS THAN $250,000              3.50%                    3.63%
$250,000 BUT LESS THAN $500,000              2.50%                    2.56%
$500,000 BUT LESS THAN $1,000,000            2.00%                    2.04%
$1,000,000 AND ABOVE                         0.00%                    0.00%

No initial sales charge applies to purchases of Class A Shares of $1 million or more. However, you will pay a redemption fee of 1.00% if you sell your shares within one year of the date of purchase, or of 0.50% if you sell your shares between one and two years of the date of purchase.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

(1) by a bank trust officer, registered representative, or other employee (or a member of their immediate families) of authorized institutions;

(2) by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

(3) for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

(4) for an account affiliated with Allfirst, with the proceeds of a distribution from certain employee benefit plans;

(5) for any state, county or city, or any governmental instrumentality, department, authority or agency;

(6) with redemption proceeds from other mutual fund complexes on which you have previously paid an initial or contingent deferred sales charge;

----------
(1) The sales charge for the International Equity Selection Portfolio will be increased from 1.50% to 4.75% if the proposed change in the Portfolio's principal investment strategy is approved by shareholders and implemented.

(7) for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with the Portfolios' distributor specifying certain qualifications;

(8) as part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 of plan assets invested in the Portfolios;

(9) as part of an employee benefit plan through an intermediary that has signed a participation agreement with the Portfolios' distributor specifying certain qualifications; and

(10) on a discretionary basis by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business and that has executed a participation agreement with the Portfolios' distributor specifying certain qualifications.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Portfolio at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you have redeemed, without paying the front-end sales charge a second time. To exercise this privilege, the Portfolio must receive your purchase order within 30 days of your redemption. In addition, you must notify the Portfolio when you send in your purchase order that you are repurchasing shares.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Portfolio will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Portfolio will consider the value of Class A Shares purchased previously only if they were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Portfolio with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Portfolio may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Portfolio over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Portfolio will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Portfolio a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Portfolio to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Portfolio's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Portfolio will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.


GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions including brokerage firms affiliated with Allfirst may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of Federal securities law.


DISTRIBUTION OF PORTFOLIO SHARES

For Retail Class A Shares, each Portfolio has adopted a distribution plan that allows the Portfolios to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor receives no compensation for its distribution of Institutional Class Shares.

Distribution fees, as a percentage of average daily net assets, are as follows:

For Class A Shares

Income Portfolio                                0.30%
Small-Cap Equity Portfolio                      0.40%
International Equity Selection Portfolio        0.40%
International Equity Portfolio                  0.40%
Emerging Markets Equity Portfolio               0.40%

In addition, for Class A, shareholder services fees, as a percentage of average daily net assets, may be up to 0.25%. For Institutional Class Shares, shareholder service fees, as a percentage of average daily net assets, may be up to 0.15%.

For Retail Class A Shares, the Distributor may, from time to time at its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

THROUGH AUTHORIZED BROKERS OR OTHER INSTITUTIONS

HOW TO PURCHASE PORTFOLIO SHARES

You may buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution. For more information, contact the broker or institution directly.

HOW TO SELL YOUR PORTFOLIO SHARES

If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

HOW TO EXCHANGE YOUR PORTFOLIO SHARES

You may exchange your shares on any Business Day. If you own shares through an account with a broker or other institution, contact that broker or institution to exchange your shares. Exchange requests must be for an amount of at least $500 per Portfolio.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolios receive your exchange request.


DIRECTLY WITH THE FUND

HOW TO PURCHASE PORTFOLIO SHARES

To purchase shares directly from us, please call 1-888-4ARKFUND, or complete and send in a Direct Investment Account Application. The minimum investment in a Portfolio is $500. Unless you arrange to pay by wire, write your check to "ARK Funds" and include the name of the appropriate Portfolio(s) on the check. A Portfolio cannot accept third-party checks, credit cards, credit card checks, or cash.

You can buy shares by sending a completed Account Application along with a check and investment instructions to:

ARK Funds
P.O. Box 8525
Boston, MA 02266-8525

All purchases made by check should be in U.S. dollars and made payable to ARK Funds or, for an IRA account, to ARK Funds FBO (account holder's name). Redemptions of shares purchased through the Automatic Investment Plan will be delayed until the investment has been in the account for 15 calendar days.

PURCHASES BY WIRE

You can buy shares by wiring money to:

State Street Bank and Trust Company
Boston, MA
ABA 011000028
Account Number:                         99051609
Attention:                              [ARK Portfolio Name]
Further Credit to:                      [Account Name and Number]


You should notify the Fund's transfer agent at 1-888-4ARKFUND by 12:00 noon Eastern Time if you plan to wire money. This way, an order to purchase shares by wire will be deemed to have been received on the day of the wire.

You may purchase shares by Automated Clearing House (ACH) funds transfer. In order to do so, complete the bank information section on the Account Application. Attach a voided check or deposit slip to the Account Application. Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


HOW TO SELL YOUR PORTFOLIO SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail at ARK Funds, P.O. Box 8525, Boston, MA 02266-8525, or by telephone at 1-888-4ARKFUND. There is no minimum amount for telephone redemptions. The redemption price is based on the next calculation of NAV after your request is received.


You may not close your account by telephone.

REDEMPTION BY MAIL

Along with your written request, the transfer agent may require a signature guarantee if: (a) the redemption request is for $25,000 or more; (b) you ask us to send redemption proceeds to a name and/or address that differs from the name or address of record; or (c) you request a transfer of registration.

RECEIVING YOUR MONEY

Normally, we send your sale proceeds within three Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from the date of your purchase).

If you established ACH instructions on your account, you can receive your redemption proceeds by ACH wire. Sale proceeds sent via ACH will not be posted to your bank account until the second Business Day following the transaction.

AUTOMATIC WITHDRAWAL PLAN (AWP)

The AWP may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the AWP, an account must have a current value of $5,000 or more. Investors may elect to receive automatic payments of $100 or more via check or direct deposit to a checking account on a monthly, quarterly or annual basis. Automatic withdrawals are normally processed on the 25th day of the month (or on the next Business Day). To arrange an AWP, you must complete the appropriate section of an Account Change Form.

HOW TO EXCHANGE YOUR PORTFOLIO SHARES

To exchange your Portfolio shares, contact the Fund directly at 1-888-4ARKFUND. You may exchange your shares on any Business Day.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

Before making an exchange, shareholders should consider the investment objective, policies and restrictions of the Portfolio into which they are exchanging, as set forth in the prospectus. Any telephone exchange must satisfy the requirements relating to the minimum initial investment amounts of the Portfolio involved. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). The Fund reserves the right to reject any telephone exchange request and to modify or terminate the telephone exchange privilege at any time, upon 60 days' written notice.

THROUGH THE ARK FUNDS EMPLOYEE INVESTMENT PROGRAM

HOW TO PURCHASE PORTFOLIO SHARES

Class A Shares of the Portfolios may be purchased without a sales charge in an ARK Funds Employee Investment Account. Employees are defined as current and former trustees and officers of the Fund, current and retired officers, directors and regular employees of Allied Irish Banks, p.l.c., and its direct and indirect subsidiaries, including Allfirst and its affiliates, and their spouses and minor children. Employees may open an account directly with the Fund by making a lump sum investment of $100 or more in Class A Shares of any Portfolio or $50 per Portfolio per month if they participate in the Automatic Investment Plan. Call 1-888-4ARKFUND to request an information kit which includes an Account Application. Regular and IRA accounts are available.

AUTOMATIC INVESTMENT PLAN (AIP)

Employees and investors may arrange on any Business Day for periodic investment in a Portfolio through automatic deductions from a checking or savings account by completing the appropriate section of the Account Application.

HOW TO SELL YOUR PORTFOLIO SHARES

You may sell your shares on any Business Day by contacting the Fund directly by mail at ARK Funds, P.O. Box 8525, Boston, MA 02266-8525, or by telephone at 1-888-4ARKFUND. There is no minimum amount for telephone redemptions. The redemption price is based on the next calculation of NAV after your request is received.


You may not close your account by telephone.

REDEMPTION BY MAIL

Along with your written request, the transfer agent may require a signature guarantee if: (a) the redemption request is for $25,000 or more; (b) you ask us to send redemption proceeds to a name and/or address that differs from the name or address of record; or (c) you request a transfer of registration.

RECEIVING YOUR MONEY

Normally, we send your sale proceeds within three Business Days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from the date of your purchase).

AUTOMATIC WITHDRAWAL PLAN (AWP)

The AWP may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the AWP, an account must have a current value of $5,000 or more. Investors may elect to receive automatic payments of $100 or more via check or direct deposit to a checking account on a monthly, quarterly or annual basis. Automatic withdrawals are normally processed on the 25th day of the month (or on the next Business Day). To arrange an AWP, you must complete the appropriate section of an Account Change Form.

HOW TO EXCHANGE YOUR PORTFOLIO SHARES

To exchange your Portfolio shares, contact the Fund directly at 1-888-4ARKFUND. You may exchange your shares on any Business Day.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 day's notice.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

Before making an exchange, shareholders should consider the investment objective, policies and restrictions of the Portfolio into which they are exchanging, as set forth in the prospectus.

INFORMATION REGARDING INSTITUTIONAL CLASS SHARES

HOW TO PURCHASE PORTFOLIO SHARES

Generally, you must make payment to Allfirst or a correspondent bank, who will forward your purchase orders. For the Portfolios, payment must be received within three Business Days (as defined below). A Portfolio cannot accept checks, third-party checks, credit cards, credit card checks or cash.

You will have to follow the procedures applicable to qualified accounts. Your qualified account agreement may require you to pay a fee that is in addition to the fees charged by the Portfolios.

It is expected that Allfirst or a correspondent bank will be the record owner of Institutional Class Shares held through qualified accounts. Allfirst or a correspondent bank will supply clients with quarterly statements showing all account activity.

Shareholders may instruct Allfirst to purchase Institutional Class Shares automatically at preset intervals. Allfirst or a correspondent bank may charge additional fees for this and other services, including cash sweeps. For more information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751) to speak with an investor representative.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Portfolio at least $100,000. Within six months, you must achieve and maintain an aggregate balance of $250,000. Accounts of individual investors or other master accounts may be aggregated for this purpose. There may be other minimums or restrictions established by Allfirst or a correspondent bank when you open your account.

Your subsequent investments in any Portfolio may be made in any amount.

HOW TO SELL YOUR PORTFOLIO SHARES

Generally, you must request a redemption through Allfirst or a correspondent bank, who will forward your redemption request to the Fund.

If you hold Institutional Class Shares directly with the Fund, you may sell shares by telephone or mail by following procedures established when they opened their qualified account. If you have questions, call 1-800-624-4116 (inside Maryland 1-800-638-7751) or your investor representative at Allfirst or your correspondent bank. The redemption price is based on the next calculation of NAV after your request is received.


BY MAIL. To redeem by mail, send a written request to Allfirst Bank Trust Division Banc #101-624, P. O. Box 1596, Baltimore, MD 21201, or to your correspondent bank.

BY TELEPHONE. To redeem by telephone, call 1-800-624-4116 (inside Maryland 1-800-638-7751) or your investor representative at Allfirst or your correspondent bank.

RECEIVING YOUR MONEY

Normally, if we receive your redemption request before 4:00 p.m. Eastern time, we will wire your redemption proceeds via Federal funds wire on the next Business Day. Currently, Allfirst pays the costs of these wires. Allfirst or a correspondent bank reserves the right to charge wire fees to investors.


HOW TO EXCHANGE YOUR SHARES

You may exchange your Institutional Class Shares on any Business Day by contacting us directly by telephone by calling 1-800-624-4116 (inside Maryland 1-800-638-7751) or your investment representative at Allfirst or a correspondent bank.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request. The Portfolios reserve the right to modify or suspend this exchange privilege.

Investors who are currently Allfirst Personal Trust customers who will be receiving a distribution from their Trust account may exchange their Institutional Class Shares of any Portfolio. ARK

Funds has received a private letter ruling from the Internal Revenue Service which provides that exchanges of shares of one class of a Portfolio for shares of another class of the same Portfolio will not be a taxable event.


OTHER POLICIES

SHARES EXCHANGES

Class A Shares

You may exchange Class A Shares of any Portfolio for Class A Shares of any other Portfolio. If you exchange shares that you purchased without a sales charge, or with a lower sales charge, into a Portfolio with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges.) If you exchange your shares into a Portfolio with the same, lower or no sales charge, there is not an incremental sales charge for the exchange.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of the callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

INVOLUNTARY SALES OF YOUR SHARES

For direct investors, if your account drops below $500 because of redemptions you may be required to sell your shares. But, we will always give you at least 30 days, written notice to give you time to add to your account and avoid the sale of your shares.

REDEMPTION IN KIND

The Portfolios reserve the right to make redemptions "in kind" -- payment of redemption proceeds in portfolio securities rather than cash-- if the portfolio deems that it is in the Portfolio's best interest to do so.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid according to the following schedules:


--------------------------------------------------------------------------------
                                             FREQUENCY OF     FREQUENCY OF
                                            DECLARATION OF     PAYMENT OF
PORTFOLIO                                      DIVIDENDS        DIVIDENDS
--------------------------------------------------------------------------------
Income Portfolio                               Daily            Monthly
--------------------------------------------------------------------------------
Small-Cap Equity Portfolio                     Annually         Annually
--------------------------------------------------------------------------------
International Equity Selection Portfolio       Annually         Annually
--------------------------------------------------------------------------------
International Equity Portfolio                 Annually         Annually
--------------------------------------------------------------------------------
Emerging Markets Portfolio                     Annually         Annually
--------------------------------------------------------------------------------


Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You may elect to receive dividends and distributions in the form of additional Portfolio shares or in cash. You must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Portfolio may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, but vary depending on how long the Portfolio has held its assets. EACH SALE OR EXCHANGE OF SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Retail Class A and Institutional Class Shares of the Portfolios. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, independent auditors. The information for the six months ended October 31, 1999 (unaudited) appears in the Portfolios' Semi-Annual Report. The Annual Report and the Semi-Annual Report, along with each Portfolio's financial statements, accompanies our Statement of Additional Information. You can obtain the Portfolios' Annual Report and the Semi-Annual Report, which contain more performance information, at no charge by calling 1-888-4ARK-FUND for the Retail Class and 1-800-624-4116 (inside Maryland 1-800-638-7751) for the Institutional Class.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED) AND THE PERIODS ENDED APRIL 30,



                                            NET ASSET                REALIZED AND        DISTRIBUTIONS   DISTRIBUTIONS
                                            VALUE,      NET          UNREALIZED          FROM NET        FROM            NET ASSET
                                            BEGINNING   INVESTMENT   GAINS OR (LOSSES)   INVESTMENT      CAPITAL         VALUE, END
                                            OF PERIOD   INCOME       ON INVESTMENTS      INCOME          GAINS           OF PERIOD
INCOME PORTFOLIO
RETAIL CLASS A
1999*                                       $10.20       0.27        (0.36)              (0.27)           --             $ 9.84
1999                                         10.37       0.58        (0.16)              (0.59)           --              10.20
1998                                          9.94       0.58         0.44               (0.59)           --              10.37
1997                                          9.91       0.59         0.01               (0.57)           --               9.94
1996                                          9.72       0.60         0.19               (0.60)           --               9.91
1995(1)                                       9.62       0.55         0.05               (0.47)          (0.03)            9.72

SMALL-CAP EQUITY PORTFOLIO
RETAIL CLASS A
1999*                                       $12.59      (0.06)        6.55                --              --             $19.08
1999                                         11.83      (0.07)        1.16                --             (0.33)           12.59
1998                                          8.53      (0.06)        3.98                --             (0.62)           11.83
1997(2)                                      15.47      (0.01)       (3.72)               --             (3.21)            8.53

INTERNATIONAL EQUITY SELECTION PORTFOLIO
RETAIL CLASS A
1999*                                       $11.16       0.01         1.29                --              --             $12.46
1999                                         11.51       0.08        (0.17)              (0.09)          (0.17)           11.16
1998*(2)                                     11.40       --           0.11                --              --              11.51

                                                                                                     RATIO
                                                                                   RATIO OF NET    OF EXPENSES
                                                                      RATIO OF     INVESTMENT      TO AVERAGE
                                                        NET ASSETS    EXPENSES     INCOME (LOSS)   NET ASSETS    PORTFOLIO
                                            TOTAL       END OF        TO AVERAGE   TO AVERAGE      (EXCLUDING    TURNOVER
                                            RETURN(A)   PERIOD(000)   NET ASSETS   NET ASSETS      WAIVERS)      RATE
INCOME PORTFOLIO
RETAIL CLASS A
1999*                                        (0.84)%+   $7,240         0.95%        5.49%            1.24%         151.50%
1999                                          4.08       8,573         0.95         5.59             1.24           50.41
1998                                         10.47       6,889         0.95         5.82             1.16          154.87
1997                                          6.32       4,102         0.89         5.96             1.09           271.6
1996                                          8.14       4,184         1.02         5.54             1.37          107.33
1995(1)                                       6.45         296         1.23         5.66            27.63              73

SMALL-CAP EQUITY PORTFOLIO
RETAIL CLASS A
1999*                                        51.55%+    $3,609         1.31%       (0.89)%           1.62%         259.35%
1999                                          9.66       2,248         1.32        (0.64)            1.63          733.14
1998                                         47.57       1,853         1.21        (0.46)            1.36          410.72
1997(2)                                     (27.14)+     1,075         1.11*       (0.13)*           1.21*         704.41

INTERNATIONAL EQUITY SELECTION PORTFOLIO
RETAIL CLASS A
1999*                                        11.65%+     $1,996        1.05%        0.22%            1.45%          14.39%
1999                                         (0.59)       1,496        1.05         0.80             1.30          101.86
1998*(2)                                      0.96+          13        0.96*       (0.63)*          1.19*            0.98

+        Returns are for the period indicated and have not been annualized.
* All ratios for the period have been annualized, except where otherwise noted.
(A) Total return for the retail class does not include the one-time sales charge.
(1)      Commenced operations on April 12, 1994.
(2)      Commenced operations on May 16, 1996.
(3)      Commenced operations on April 1, 1998.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED) AND THE PERIODS ENDED APRIL 30,



                                            NET ASSET                REALIZED AND        DISTRIBUTIONS   DISTRIBUTIONS
                                            VALUE,      NET          UNREALIZED          FROM NET        FROM            NET ASSET
                                            BEGINNING   INVESTMENT   GAINS OR (LOSSES)   INVESTMENT      CAPITAL         VALUE, END
                                            OF PERIOD   INCOME       ON INVESTMENTS      INCOME          GAINS           OF PERIOD
INCOME PORTFOLIO
INSTITUTIONAL CLASS
1999*                                       $10.08       0.28        (0.36)              (0.28)           --             $ 9.72
1999                                         10.25       0.59        (0.17)              (0.59)           --              10.08
1998                                          9.82       0.61         0.43               (0.61)           --              10.25
1997                                          9.80       0.59         0.02               (0.59)           --               9.82
1996                                          9.60       0.61         0.20               (0.61)           --               9.80
1995                                          9.61       0.58         0.02               (0.58)          (0.03)            9.60

SMALL-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS
1999*                                       $12.65      (0.06)        6.60                --              --             $19.19
1999                                         11.86      (0.05)        1.17                --             (0.33)           12.65
1998                                          8.53      (0.02)        3.97                --             (0.62)           11.86
1997                                         14.72      (0.01)       (2.97)               --             (3.21)            8.53
1996(1)                                      10.00       0.09         4.72               (0.09)           --              14.72

INTERNATIONAL EQUITY SELECTION PORTFOLIO
INSTITUTIONAL CLASS
1999*                                       $11.16       0.02         1.28                --              --             $12.46
1999                                         11.51       0.10        (0.18)              (0.10)          (0.17)           11.16
1998                                         10.85       --           0.66                --              --              11.51
1998++(2)                                    10.00       0.15         1.12               (0.23)          (0.19)           10.85

                                                                                                   RATIO
                                                                                   RATIO OF NET    OF EXPENSES
                                                                      RATIO OF     INVESTMENT      TO AVERAGE
                                                        NET ASSETS    EXPENSES     INCOME (LOSS)   NET ASSETS    PORTFOLIO
                                            TOTAL       END OF        TO AVERAGE   TO AVERAGE      (EXCLUDING    TURNOVER
                                            RETURN(A)   PERIOD(000)   NET ASSETS   NET ASSETS      WAIVERS)      RATE
INCOME PORTFOLIO
INSTITUTIONAL CLASS
1999*                                        (0.81)%+   $343,268      0.82%         5.63%          0.94%         151.50%
1999                                          4.22       356,482      0.78          5.77           0.94           50.41
1998                                         10.84       322,304      0.73          6.05           0.77          154.87
1997                                          6.51       242,966      0.68          6.19           0.68           271.6
1996                                          8.46       180,962      0.73          6.00           0.73          107.33
1995                                          6.53        66,441      0.74          6.15           0.74              73

SMALL-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS
1999*                                        51.70%+    $ 46,509      1.20%        (0.78)%         1.22%         259.35%
1999                                          9.89        30,562      1.16         (0.48)          1.23          733.14
1998                                         47.93        27,372      0.98         (0.24)          1.02          410.72
1997                                        (23.43)       17,746      0.95         (0.12)          0.95          704.41
1996(1)                                      48.34+       33,621      0.91*         0.60*          0.91*          286.8

INTERNATIONAL EQUITY SELECTION PORTFOLIO
INSTITUTIONAL CLASS
1999*                                        11.65%+    $ 28,029      0.94%         0.30%          1.05%          14.39%
1999                                         (0.50)       23,686      0.88          1.04           1.04          101.86
1998                                          6.08+       41,510      0.78*        (0.52)*         1.22*           0.98
1998++(2)                                    12.95+       35,858      0.75*         1.73*          1.20*             43

+        Returns are for the period indicated and have not been annualized.
++       Period ended February 28.
* All ratios for the period have been annualized, except where otherwise noted.
(A) Total return for the retail class does not include the one-time sales charge.
(1)      Commenced operations on July 13, 1995.
(2)      Commenced operations on April 1, 1997.

                                    ARK FUNDS

INVESTMENT ADVISOR

Allied Investment Advisors, Inc.
100 E. Pratt Street
Baltimore, MD 21202

INVESTMENT SUBADVISOR
(International Equity Portfolio and Emerging Markets Equity Portfolio)

AIB Govett, Inc.
250 Montgomery Street
Suite 1200
San Francisco, CA 94104

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110

More information about the Portfolios is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated June _____, 2000, includes detailed information about the following ARK Funds: Income Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio, and Emerging Markets Equity Portfolio. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



                                  Back Cover 1

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies and recent market conditions and trends and their impact on performance. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:

RETAIL CLASS A SHARES: Call 1-888-4ARK-FUND
INSTITUTIONAL CLASS: Call 1-800-624-4116 (inside Maryland 1-800-638-7751)


BY MAIL:  Write to us

RETAIL CLASS A SHARES:
ARK Funds
P.O. Box 8525
Boston, MA 02266-8525

INSTITUTIONAL CLASS:
ARK Funds
c/o Allfirst Bank Trust Division
Banc #101-624
P.O. Box 1596
Baltimore, MD 21201

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by
(1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.


                                  Back Cover 2

                                    ARK FUNDS
                                INCOME PORTFOLIO
                           SMALL-CAP EQUITY PORTFOLIO
                    INTERNATIONAL EQUITY SELECTION PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                        EMERGING MARKETS EQUITY PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JUNE ___, 2000

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus dated June __, 2000, for the Retail Class A and Institutional Class shares of the Income Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio and the Emerging Markets Equity Portfolio of the ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used but not defined herein have the meanings given them in the prospectus. The Fund's Annual Report (including financial statements for the fiscal year ended April 30, 1999) and Semi-Annual Report (including financial statements for the six months ended October 31, 1999) are incorporated herein by reference. To obtain additional copies of the prospectus, Annual Report, Semi-Annual Report or this Statement of Additional Information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751).

TABLE OF CONTENTS                                                            PAGE

INVESTMENT GOALS AND STRATEGIES                                                2

INVESTMENT POLICIES AND LIMITATIONS                                            6

INVESTMENT PRACTICES                                                           9

PORTFOLIO TRANSACTIONS                                                        29

VALUATION OF PORTFOLIO SECURITIES                                             31

PORTFOLIO PERFORMANCE                                                         32

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                33

TAXES                                                                         35

TRUSTEES AND OFFICERS                                                         39

INVESTMENT ADVISOR                                                            41

ADMINISTRATOR AND DISTRIBUTOR                                                 43

TRANSFER AGENT                                                                46

CODE OF ETHICS                                                                47

DESCRIPTION OF THE FUND                                                       47

CUSTODIAN                                                                     50

INDEPENDENT AUDITORS                                                          50

FINANCIAL STATEMENTS                                                          50

                         INVESTMENT GOALS AND STRATEGIES

         The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment advisor is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of the Portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval. The investment objectives and policies of the Portfolios are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Fund's prospectus and elsewhere in this Statement of Additional Information. See "Investment Policies and Limitations."

INCOME PORTFOLIO

         The primary investment goal of the INCOME PORTFOLIO is to provide current income; capital growth is a secondary goal in the selection of investments.

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in fixed-income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the advisor to be of comparable quality. The Portfolio may also invest up to 15% of its total assets in securities rated below investment grade ("junk bonds"). Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the advisor's judgment as to the best price available.

SMALL-CAP EQUITY PORTFOLIO

         The investment goal of the SMALL-CAP EQUITY PORTFOLIO is long-term capital appreciation.

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies with a market capitalization of $2 billion or less at the time of investment. The advisor will seek to identify companies with above-average growth potential or companies experiencing an unusual or possibly non-repetitive development taking place in the company, i.e., a "special situation". See "Investment Practices - Special Situations" below for more information.

         The advisor intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the Portfolio may also invest up to 35% of its total assets in debt securities of all types and quality if the advisor believes that investing in these securities will result in capital appreciation. The Portfolio may invest up to 35% of its total assets in securities rated below investment grade ("junk bonds"). The Portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds.

         The Portfolio spreads investment risk by limiting its holdings in any one company or industry. The advisor may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended.

INTERNATIONAL EQUITY SELECTION PORTFOLIO*

         The investment goal of the INTERNATIONAL EQUITY SELECTION PORTFOLIO is long-term capital appreciation. The Portfolio invests primarily in shares of other mutual funds ("underlying funds"), the portfolios of which consist primarily of equity securities of non-U.S. issuers.

         Under normal market conditions, and as an investment policy, the Portfolio will invest at least 65% of its total assets in underlying funds that are international equity funds. However, as an operational policy, the Portfolio anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United States. The advisor will attempt to identify and select a varied portfolio of international equity funds which presents the greatest long-term capital growth potential based on the advisor's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions. The selection of underlying funds involves an initial peer group screening process which assesses fund investment style, investment objectives and policies, and fund management. Rankings of certain independent rating services are also considered. Potential underlying funds which, in the advisor's view, meet these criteria will then be subject to further evaluation of investment policies, historical total return, size, volatility, manager tenure and operating expenses over various time periods. Also, on a macroeconomic level, a fund's geographical diversification is also considered. The underlying funds may be subject to more, less, the same or different investment restrictions than the Portfolio, and the advisor will consider these similarities and differences when making investment decisions.

         The Investment Company Act of 1940, as amended (the "1940 Act"), currently provides that the Portfolio may not purchase the securities of an underlying fund if, as a result, the Portfolio together with any of its affiliates would own more than 3% of the total

--------------
         *The Board of Trustees has approved a proposed change in the investment policy of the International Equity Selection Portfolio. Such change has not been approved by the shareholders of the Portfolio or implemented. If Portfolio's shareholders approve the change, then the investment goals and strategies of the Portfolio will be identical to those of the International Equity Portfolio.

outstanding securities of that underlying fund. Thus, the Portfolio's ability to invest in shares of certain underlying funds could be restricted and the adviser may have to select alternative investments. By investing in the Portfolio, investors bear not only the Portfolio's total operating expenses, but the operating expenses of the underlying funds as well. An investor in the Portfolio should recognize that investments may be made directly in underlying funds and that, by investing in underlying funds indirectly through the Portfolio, investors will bear not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the underlying funds, including distribution expenses and sales charges. Finally, investors should recognize that, as a result of the Portfolio's policies of investing in other mutual funds, investors may receive taxable capital gains distributions to a greater extent than would be the case if an investment were made directly in the underlying funds.

         Assets not invested in international equity funds may be invested in underlying funds other than international equity funds, such as global funds (funds that invest primarily in securities of issuers throughout the world, including the United States), individual country funds, and domestic equity and debt funds to the extent consistent with the Portfolio's goal of long-term capital appreciation. As described in more detail below, the Portfolio may also make direct investments in the securities held by these underlying funds, including, but not limited to: domestic and foreign equity securities (such as equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"); fixed income securities, which include preferred stock, bonds, notes or other debt securities of U.S. and foreign companies or governments; short-term debt securities, including U.S. Treasury bills and other short-term U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances; warrants; and unit investment trusts. The Portfolio and underlying funds may also invest in variable rate demand notes, invest in restricted securities, invest up to 15% of their net assets in illiquid securities, engage in repurchase agreements, when-issued and delayed delivery transactions and forward commitments, invest in foreign currency exchange transactions (including forward foreign currency exchange transactions), enter into futures contracts and foreign currency futures contracts and trade in options on foreign currencies, stock index and financial futures contracts, portfolio securities and stock indices. The Portfolio and underlying funds may also lend their portfolio securities, and borrow for investment purposes.

         Underlying funds may be authorized to invest up to 100% of their respective assets in the securities of foreign issuers and engage in foreign currency transactions (including forward foreign currency exchange transactions) with respect to these investments; invest primarily in either the securities of emerging market countries or in the securities of a single country; invest 35% or more of their respective assets in high yield securities (i.e., "junk bonds"); invest in warrants; sell securities short; engage in leveraged borrowing; and enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. The Portfolio will not concentrate its assets (i.e., invest more than 25% of its total assets) in any industry or in underlying funds which concentrate their assets in any industry. However, under certain unusual circumstances, the Portfolio could be indirectly concentrated in one or more industries. If this were to occur, the advisor would consider whether to maintain or change its investments in underlying funds.

         Although the Portfolio will normally invest in open-end, management investment companies, or "mutual funds," it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.


INTERNATIONAL EQUITY PORTFOLIO

         The investment goal of the INTERNATIONAL EQUITY PORTFOLIO is long-term capital appreciation. The Portfolio invests primarily in equity securities of non-U.S. issuers.

         The Portfolio invests primarily in equity securities of companies located in some or all of the following countries: Argentina, Austria, Australia, Belgium, Brazil, Canada, Croatia (indirect investment only), Czech Republic, Denmark, Finland, France, Germany, Hong Kong, India, Indonesia, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. This list of countries may change from time to time.

         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in issuers located in not less than three different countries (other than the U.S.). In addition, the Portfolio will normally invest at least 65% of its total assets in common and preferred stocks, and warrants to acquire such stocks. The Portfolio typically invests in equity securities listed on recognized foreign securities exchanges, but it may hold securities which are not so listed. The Portfolio may invest in debt obligations convertible into equity securities, and in non-convertible debt securities when its advisor believes these non-convertible securities present favorable opportunities for capital appreciation.

EMERGING MARKETS EQUITY PORTFOLIO

         The investment goal of the EMERGING MARKETS EQUITY PORTFOLIO is long-term capital appreciation. The Portfolio invests primarily in equity securities of issuers located in emerging markets.

         The Portfolio seeks its investment goal by providing investors with broadly diversified, direct access to equity markets in those developing nations anticipated to rank among the world's top-performing economies in the future. An emerging or developing market is broadly defined as one with low-to-middle range per capita income. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. The Portfolio's advisor uses the classification system developed by the World Bank to determine the potential universe of emerging markets for investments, but limits Portfolio investments to those countries it believes have potential for significant growth and development. The Portfolio typically invests in securities listed on recognized securities exchanges, but it may hold securities that are listed on other exchanges or that are not listed. The Portfolio currently expects to invest in issues located in some or all of the following emerging or developing market countries: Argentina, Brazil, Chile, Colombia, Croatia (indirect investment only), Czech Republic, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Lebanon, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. The list of countries in which the Portfolio invests may change from time to time.

         The Portfolio typically invests in equity securities listed on recognized foreign securities exchanges, but the Portfolio may also hold securities that are not so listed. The Portfolio may invest in debt obligations convertible into equity securities, and in non-convertible debt securities when its advisor believes these non-convertible securities present favorable opportunities for capital appreciation. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers located in at least three different countries (other than the U.S.). Additionally, at least 65% of the Portfolio's total assets will normally be invested in common and preferred stocks, and warrants to acquire such stocks.


                       INVESTMENT POLICIES AND LIMITATIONS

         The following policies and limitations supplement those set forth in the prospectus. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

         The Portfolios' investment limitations are listed in the following tables. Fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio.

FUNDAMENTAL POLICIES:                                                              PORTFOLIOS TO WHICH THE
                                                                                   POLICY APPLIES:

The Portfolio may not issue senior securities, except as permitted under the       All Portfolios
1940 Act.


The Portfolio may not borrow money, except that the Portfolio may (i) borrow       All Portfolios
money from a bank for temporary or emergency

FUNDAMENTAL POLICIES:                                                              PORTFOLIOS TO WHICH THE
                                                                                   POLICY APPLIES:

purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation.

The Portfolio may not with respect to 75% of its total assets, purchase the        All Portfolios
securities of any issuer (other than securities issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities) if, as a result, (a)
more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

The Portfolio may not underwrite securities issued by others, except to the        Income Portfolio,
extent that the Portfolio may be considered an underwriter within the meaning of   International Equity
the Securities Act of 1933 in the disposition of portfolio securities.             Selection Portfolio,
                                                                                   International Equity
                                                                                   Portfolio and Emerging
                                                                                   Markets Equity Portfolio

The Portfolios may not underwrite securities issued by others, except to the       Small-Cap Equity Portfolio
extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

The Portfolio may not purchase the securities of any issuer (other than            International Equity
securities issued or guaranteed by the U.S. government or any of its agencies or   Selection Portfolio
instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest in other investment companies.

The Portfolios may not purchase the securities of any issuer (other than           All Portfolios
securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Portfolios may not purchase or sell real estate unless acquired                All Portfolios

FUNDAMENTAL POLICIES:                                                              PORTFOLIOS TO WHICH THE
                                                                                   POLICY APPLIES:

as a result of ownership of securities or other instruments (but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Portfolios may not purchase or sell commodities unless acquired as a result    Income Portfolio, Small-
of ownership of securities or other instruments (but this shall not prevent the    Cap Equity Portfolio,
Portfolio from purchasing or selling futures contracts or options on such          International Equity
contracts for the purpose of managing its exposure to changing interest rates,     Selection Portfolio,
security prices, and currency exchange rates).                                     International Equity
                                                                                   Portfolio and Emerging
                                                                                   Markets Equity Portfolio

The Portfolio may engage in transactions involving financial and stock index       International Equity
futures contracts or options on such futures contracts, and the International      Selection Portfolio,
Equity Selection Portfolio, International Equity Portfolio and Emerging Markets    International Equity
Equity Portfolio may engage in foreign currency transactions, invest in options    Portfolio and Emerging
and futures on foreign currencies, and purchase or sell forward contracts with     Markets Equity Portfolio
respect to foreign currencies and related options.

The Portfolio may not lend any security or make any other loan if, as a result,    All Portfolios
more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.



THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

NON - FUNDAMENTAL POLICIES:                                                        PORTFOLIOS TO WHICH THE
                                                                                   POLICY APPLIES:

The Portfolio does not currently intend to sell securities short, unless it owns   All Portfolios
or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

The Portfolio does not currently intend, with respect to securities comprising     International Equity
75% of the value of its total assets, to invest more than 5% in securities of      Selection Portfolio
any one issuer (other than cash, cash items, securities of investment companies or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10%
of the outstanding voting securities of any one issuer.

The Portfolio will not purchase any security while borrowings (including reverse   All Portfolios
repurchase agreements) representing more than 5% of its total assets are outstanding.

The Portfolio does not currently intend to purchase securities on margin, except   All Portfolios
that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

The Portfolio does not currently intend to purchase securities of other            All Portfolios
investment companies, except to the extent permitted by the 1940 Act.

The Portfolio does not currently intend to purchase any security if, as a          All Portfolios
result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.


                              INVESTMENT PRACTICES

         The Portfolios may engage in the following investment practices consistent with their investment objectives, policies and restrictions. Please refer to the current prospectus and the section "Investment Policies and Limitations" contained in this Statement of Additional Information for a further description of each Portfolio's investment objectives, policies and restrictions.

DEPOSITORY RECEIPTS

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the United States and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

DELAYED DELIVERY TRANSACTIONS

         Buying securities on a delayed-delivery or when-issued basis and selling securities on a delayed-delivery basis involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery or when-issued basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         The Portfolio may renegotiate delayed-delivery or when-issued transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

EMERGING MARKETS CONSIDERATIONS

         The risks of investing in foreign securities are increased if the Portfolio's investments are in emerging markets. An emerging market is broadly defined as a market with low- to middle-range per capita income. The advisor uses the World Bank's classification system to identify the potential universe of emerging markets. However, the advisor limits the Portfolio's investments to those countries it believes have potential for significant growth and development.

         Investments in emerging markets involve special risks not present in the U.S. or in mature foreign markets, such as Germany and the United Kingdom. For example, settlement of securities trades may be subject to extended delays so that the Portfolio may not receive securities purchased or the proceeds of sales of securities on a timely basis. Emerging markets generally have smaller, less developed trading markets and exchanges, and the Portfolio may not be able to dispose of those securities quickly and at reasonable price affecting the Portfolio's liquidity. These markets may also experience greater volatility, which can materially affect the value of the Portfolio and its net asset value. Emerging market countries may have relatively unstable governments. In such environments, the risk of nationalization of business or of prohibitions on repatriations of assets is greater than in more stable, developed political and economic circumstances. The economy of an emerging market country may be predominately based on only a few industries, and it may be highly vulnerable to changes in local or global trade conditions. The legal and accounting systems, and mechanisms for protecting property rights, may not be as well developed as those in more mature economies. In addition, some emerging markets countries have restrictions on foreign ownership that may limit or eliminated the Portfolio's opportunity to acquire desirable securities.

EMERGING MARKETS SOVEREIGN DEBT

         Investments in sovereign debt securities of emerging market governments involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt especially if such debt is denominated in a currency other than that government's home currency. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Portfolio's net asset value, to a greater extent than the volatility inherent in domestic debt securities.

         A sovereign debtor's willingness or ability to repay principal, especially if such debt is denominated in a currency other than that government's home currency, and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject. Governments of emerging markets could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness timely to service its debt.

         If reliable market quotations are not available, the Portfolio values such securities in accordance with procedures established by the Board of Trustees. The advisor's judgment and credit analysis plays a greater role in valuing sovereign debt obligations than for securities where external sources for quotations and last sale information are available.

EUROPEAN MONETARY UNION AND THE EURO

         On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the euro, which replaces the national currencies of the participating member nations. Until 2002, the national currencies will continue to exist, but exchange rates will be pegged to the euro. In addition, the 11 participating countries will share a single official interest rate and will adhere to agreed upon guidelines on government borrowing. Although budgetary decisions remain in the hands of each participating country, the European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro group.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The International Equity Selection Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price (i.e., a "forward foreign currency contract" or "forward contract"). The Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         The International Equity Selection Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio may use currency forward contracts for any purpose consistent with its respective investment objectives. The Small-Cap Equity Portfolio may invest in currency forward contracts to manage exchange rate risks and to facilitate transactions in foreign securities. The following discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts that could be used by the Portfolios. The Portfolios may also use options and futures contracts relating to foreign currencies for the same purposes.

         When the Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment on the underlying security is made or received. The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the advisor.

         The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in French francs, it could enter into a forward contract to sell francs in return for U.S. dollars to hedge against possible declines in the value of the French franc. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative


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currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the franc, for example, by entering into a forward contract to sell Deutsche marks in exchange for U.S. dollars. This type of strategy, sometimes known as a "proxy hedge", may offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses to the Portfolio if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Portfolio may enter into forward contracts to shift their investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if the Portfolio held investments denominated in Deutsche marks, it could enter into forward contracts to sell Deutsche marks and purchase Swiss francs. This type of strategy, sometimes known as a "cross-hedge", will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of forward contracts will depend on the advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the advisor anticipates. For example, if a currency's value rose at a time when the advisor had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the advisor hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the advisor increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the advisor's use of forward contracts will be advantageous to the Portfolio or that they will hedge at an appropriate time.

FOREIGN INVESTMENTS

         Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio may invest in foreign investments. The Small-Cap Equity Portfolio may invest up to 35% of its total assets in foreign securities of all types. The International Equity Selection Portfolio and International Equity Portfolio primarily invest in equity securities of issuers located in any country other than the U.S. The Emerging Markets Equity Selection Portfolio and International Equity Portfolio primarily invest in equity securities of issuers located in emerging markets. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Portfolios' advisor will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS

         Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Portfolios' advisor determines the liquidity of the Portfolio's investments and, through reports from the advisor, the Board monitors investment in illiquid instruments. In determining the liquidity of the Portfolios' investments, the advisor may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Portfolios' advisor may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, the Portfolios were in a position where more than 15% of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

         Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INDEXED SECURITIES

         The Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.



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
         The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Portfolio's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio's advisor will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations for the Portfolios). For purposes of these limitations, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-RATED DEBT SECURITIES

      Lower-rated debt securities (i.e., securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, or having comparable ratings by other NRSROs) may have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for lower-rated, high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

      The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing these debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value, and of the Portfolio to dispose of, lower-rated debt securities.

      Since the risk of default is higher for lower-rated debt securities, the research and credit analysis of the Portfolio's advisor are an especially important part of managing the Portfolio's investment in securities of this type. In considering investments in such securities for the Portfolio, its advisor will attempt to identify those issuers whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future. The advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      The Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

MUNICIPAL LEASE OBLIGATIONS

      Municipal leases and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Portfolios will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

      Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

      In determining the liquidity of a municipal lease obligation, the Portfolio's advisor will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

MARKET DISRUPTION RISK

      The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are


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relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

      Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Portfolio.

PORTFOLIOS' RIGHTS AS SHAREHOLDERS

      The Portfolios do not intend to direct or administer the day-to-day operations of any company whose shares they hold. A Portfolio, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors or trustees, and the shareholders of a company when its advisor determines that such matters could have a significant effect on the value of the Portfolio's investment in the company. The activities that a Portfolio may engage in, either individually or in conjunction with other shareholders, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or trustees, or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities. The Portfolio's advisor will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Portfolio and the risk of actual liability if the Portfolio is involved in litigation. There is no guarantee, however, that litigation against a Portfolio will not be undertaken or liabilities incurred.

REAL-ESTATE-RELATED INSTRUMENTS

      Real-estate-related instruments include real estate investment trusts (REITs), commercial and residential mortgage-backed securities and real estate financings. Real-estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real assets, overbuilding and the management and creditworthiness of the issuer. Real-estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REFUNDING CONTRACTS

      Refunding obligations require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When


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required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS

      In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is each Portfolio's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its advisor.

REVERSE REPURCHASE AGREEMENTS

      In a reverse repurchase agreement, the Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its advisor. These transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

SECURITIES LENDING

      The Board of Trustees has authorized securities lending for the Income Portfolio. This Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Portfolio's advisor.

      It is the current view of the SEC that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Portfolio must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS

      Sovereign debt instruments are securities issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

      The International Equity Selection Portfolio may invest in underlying funds that invest in Sovereign debt obligations.

SPECIAL SITUATIONS

      The Small-Cap Equity Portfolio may invest in companies experiencing an unusual or possibly non-repetitive development or "special situation." An unusual or possibly non-repetitive development or special situation may involve one or more of the following characteristics:

      - a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts

      - changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry

      - new or changed management, or material changes in management policies or corporate structure

      - significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations o other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns


                                       21
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STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

      SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange. The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (b) a cash payment equal to a pro rata portion of the dividends accrued to the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.

      SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of a traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described below under "Hedging Strategies" relating to options, involved in the writing of options on securities.

SWAP AGREEMENTS

      Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if its advisor determines it is consistent with the Portfolio's investment objective and policies.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


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      Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility a Portfolio's investments and its share price and yield.

      The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Portfolios expect to be able to reduce their exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      The Portfolio will maintain appropriate liquid assets in segregated custodial accounts to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

WARRANTS

      Warrants are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

      Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

HEDGING STRATEGIES

      Futures Transactions

      A Portfolio may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading

Commission ("CFTC"). A Portfolio may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such instruments.

      Futures Contracts

      When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      Futures Margin Payments

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

      Purchasing Put and Call Options Relating to Securities or Futures
Contracts

      By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

      Writing Put And Call Options

      When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio will be required to make margin payments to a FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

      Combined Positions

      A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 - which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts

      There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

      OTC Options

      Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded.

      Options and Futures Contracts Relating to Foreign Currencies

      Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. A Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Portfolio's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Portfolio to the value of its investments over time.

      Asset Coverage For Futures and Options Positions

      The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Short Sales

      A Portfolio may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the Portfolio's advisor anticipates a decline in the price of the stock underlying a convertible security it holds, the Portfolio may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

      When a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

HEALTH CARE INDUSTRY

      The health care industry is subject to regulatory action by a number of private and governmental agencies, including Federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demands for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; medical and technological advances that dramatically alter the need for health services or the way in which such services are delivered; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

TRANSPORTATION

      Transportation debt may be issued to finance the construction of airports, toll roads, and highways. Airport bonds are dependent on the general stability of the airline industry abd stability of a specific carrier which uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll-road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related services, as do the presence of alternate forms of transportation, such as public transportation.


                             PORTFOLIO TRANSACTIONS

      The Portfolios' advisor (or subadvisor) seeks the most favorable execution result with respect to transactions. In seeking the most favorable execution, the advisor, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. For additional information about the Portfolios' advisor and subadvisor, see "Investment Advisor" below.

      Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary by the price and the size of the transaction along with the quality of service. Transactions in foreign securities often involve the payment of fixed brokerage commissions that are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

      For each Portfolio, the advisor (or subadvisor) places all orders for the purchase and sale of Portfolio securities and buys and sells securities for the Portfolio through a number of brokers and dealers.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute Portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's advisor (or subadvisor) may receive research, statistical, and quotation services from broker-dealers with which it places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the advisor (or subadvisor) and its affiliates in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The fee paid by a Portfolio to the advisor is not reduced because the advisor (or subadvisor) and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the advisor (or subadvisor) of a Portfolio may cause the Portfolio to pay a broker-dealer that provides brokerage and research services to the advisor (or subadvisor) a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Portfolio to pay any such greater commissions, the advisor (or subadvisor) must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the advisor's (or subadvisor's) overall responsibilities to the Portfolio or its other clients. In reaching this determination, the advisor (or subadvisor) will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

      Certain investments may be appropriate for a Portfolio and for other clients advised by the advisor (or subadvisor). Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but fewer than all clients. Likewise, a particular security may be brought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the advisor (or subadvisor) on the same day. In each of these situations, the transactions will be allocated among the clients in a manner considered by the advisor (or subadvisor) to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients in the interest of achieving the most favorable execution for the Portfolio.

      For the fiscal year ended April 30, 1997, the Small-Cap Equity Portfolio paid brokerage commissions of $274,131. For the fiscal year ended April 30, 1998, the Small-Cap Equity Portfolio paid brokerage commissions of $210,728. For the fiscal year ended April 30, 1999, the Small-Cap Equity Portfolio paid brokerage commissions of $249,580, respectively. For the fiscal years ended April 30, 1997, 1998, and 1999, Income Portfolio and International Equity Selection Portfolio paid no brokerage commissions. As of the date of this Statement of Additional Information, the International Equity Portfolio and Emerging Markets Equity Portfolio have not yet commenced operations and have paid no brokerage commissions.

      For the fiscal year ended April 30, 1997, the Small-Cap Equity Portfolio paid brokerage commissions of $28 to affiliated brokers. For the fiscal year ended April 30, 1998, the Portfolio paid no brokerage commissions to affiliated brokers. For the fiscal year ended April 30, 1999, the Portfolio paid no brokerage commissions to affiliated brokers. For the fiscal years ended April 30, 1997, 1998, and 1999, Income Portfolio and International Equity Selection Portfolio paid no brokerage commissions to affiliated brokers. As of the date of this Statement of Additional Information, the International Equity Portfolio and Emerging Markets Equity Portfolio have not yet commenced operations and have not paid any brokerage commissions to affiliated brokers.

      The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of April 30, 1999, the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the Income Portfolio held corporate obligations issued by Merrill Lynch valued at

$9,991,000, corporate obligations issued by Morgan Stanley, Dean Witter valued at $7,374,000, and repurchase agreements issued by First Boston valued at $18,157,000; the Small-Cap Equity Portfolio held repurchase agreements issued by First Boston valued at $1,230,000; and the International Equity Selection Portfolio held repurchase agreements issued by First Boston valued at $1,230,000.


                        VALUATION OF PORTFOLIO SECURITIES


INCOME PORTFOLIO

      Valuations of portfolio securities furnished by the pricing service utilized by the Fund are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and the Portfolio's pricing agent under general supervision of the Board of Trustees. There are a number of pricing services available, and the Board, on the basis of evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

SMALL-CAP EQUITY PORTFOLIO, INTERNATIONAL EQUITY SELECTION PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND EMERGING MARKETS EQUITY PORTFOLIO

      Securities owned by each of these Portfolios are valued by various methods depending on the market or exchange on which they trade. Securities traded on a national securities exchange are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined under procedures established by the Board of Trustees.

      Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. Government Securities, Money Market Instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a Portfolio are determined as of such time for the purpose of computing a Portfolio's NAV. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The pricing agent gathers all exchange rates daily at 2:00 p.m., Eastern Time, and using the last quoted price of the security in the local currency, translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to affect materially the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued pursuant to the procedures established by the Board of Trustees.

                              PORTFOLIO PERFORMANCE

YIELD CALCULATIONS

      For shares of the Portfolios, yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the Portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Portfolio's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.

      For the 30-day period ended October 31, 1999, the yields for the Portfolios were as follows:

      NAME OF PORTFOLIO AND CLASS                         YIELD
      ---------------------------                         -----
INCOME PORTFOLIO
Retail Class A                                            5.47
Institutional Class                                       5.86

SMALL - CAP EQUITY PORTFOLIO
Retail Class A                                           (0.75)
Institutional Class                                      (0.69)

INTERNATIONAL EQUITY SELECTION PORTFOLIO
Retail Class A                                            0.09
Institutional Class                                       0.18

TOTAL RETURN

      The average annual total returns for the one-year period and five year period ended October 31, 1999 and since inception are shown in the table below. The performance shown for Retail Class A includes applicable sales charges.

 NAME OF PORTFOLIO
       AND CLASS        ONE - YEAR       FIVE - YEAR       SINCE INCEPTION
-----------------       ----------       -----------       ---------------
INCOME PORTFOLIO
Retail Class A            (4.59)            5.92            5.22   (April 12, 1994)
Institutional Class       (0.03)            7.07            5.60   (July 16, 1993)

SMALL - CAP EQUITY
PORTFOLIO
Retail Class A            81.87            ------          16.62   (May 16, 1996)
Institutional Class       91.02            ------          27.12   (July 13, 1995)

INTERNATIONAL
EQUITY SELECTION
PORTFOLIO(1)              22.91            ------           6.24   (April 1, 1998)
Retail Class A            24.96            11.14           10.93   (May 31, 1991)
Institutional Class(2)


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


      Each Portfolio is open for business and its NAV is calculated each day that the Federal Reserve Bank of New York ("FRB") and the New York Stock Exchange ("NYSE") are open for trading (a "Business Day").

      The calculation of the NAV, dividends and distributions of a Portfolio's Retail Class A and Institutional Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees,
(ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i)


-------------------

     (1) Performance presented reflects the performance of the International Equity Selection Portfolio prior to the approval and implementation of the proposal to change the Portfolio's investment objectives and policies.

     (2) Performance presented from inception reflects the performance of the Marketvest International Equity Fund shares, which is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from May 31, 1991 to April 1, 1997 when the Marketvest International Equity Fund's registration statement became effective, as adjusted to reflect the Marketvest International Equity Fund's anticipated expenses.

distribution and/or other fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Portfolio as a whole.

      The NAV per share of Retail Class A and Institutional Class shares of a Portfolio are determined as of the close of business of the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding.

      The NAV of the Income Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time ("4:00 p.m."). Shares purchased at 4:00 p.m. begin to earn dividends on the following Business Day.

      The following holiday closings have been scheduled for 2000 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that securities held by a Portfolio are traded in other markets on days the NYSE or FRB is closed (when investors do not have access to the Portfolio to purchase or redeem shares), the Portfolio's NAV may be significantly affected.

      If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

REDEMPTION IN KIND

      Under normal circumstances, the Portfolio will redeem shares in cash as described in the prospectus. However, if the Portfolio's board of trustees determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Portfolio will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Portfolio has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

RETAIL CLASS A SALES CHARGES

      The offering price (price to buy one share) is the net asset value of a Retail Class A share, divided by the sum of one minus the applicable sales charge percentage. The following table shows the total sales charges applicable to purchases of Retail Class A shares:

                                                           SMALL-CAP EQUITY, INTERNATIONAL
                                                          EQUITY SELECTION, (2)INTERNATIONAL
                               INCOME PORTFOLIO             EQUITY, EMERGING MARKETS EQUITY
                                                                     PORTFOLIOS
                      ---------------------------------   -----------------------------------

                         SALES CHARGE       PROFESSIONAL     SALES CHARGE        PROFESSIONAL
                          AS A % OF         CONCESSION        AS A % OF           CONCESSION
                                             AS A % OF                             AS A % OF
                                             OFFERING                              OFFERING
                                               PRICE                                 PRICE
                      -------------------                 --------------------    ------------
                                   NET                                 NET
                       OFFERING   AMOUNT                  OFFERING    AMOUNT
                        PRICE    INVESTED                   PRICE    INVESTED
                        -----    --------                   -----    --------
Less than $50,000...     4.50      4.71         4.05        4.75       4.99          4.28
$50,000 but less
  than $100,000.....     4.00      4.17         3.60        4.50       4.71          4.05
$100,000 but less
  than $250,000.....     3.00      3.09         2.70        3.50       3.63          3.15
$250,000 but less
  than $500,000.....     2.50      2.56         2.25        2.50       2.56          2.25
$500,000 but less
  than $1,000,000...     2.00      2.04         1.80        2.00       2.04          1.80
$1,000,000 and
  above(1)..........     0.00      0.00         0.00        0.00       0.00          0.00
----------------------------------------------------------------------------------------------

-------------------------

(1) No initial sales charge applies to purchases of Retail Class A shares of $1 million or more. However, you will pay a redemption fee of 1.00% if you sell your shares within one year of the date of purchase, or of 0.50% if you sell your shares between one and two years of the date of the purchase.

(2) The Board of Trustees has approved an increase in the sales charge for the International Equity Selection Portfolio from 1.50% to 4.75%. Such change has not been approved by the shareholders of the Portfolio or implemented.

      All questions regarding the applicability of sales charges to share purchases will be determined by the Fund's distributor.


                                      TAXES

      The following is only a summary of certain additional Federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the prospectus.

No attempt is made to present a detailed explanation of the Federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

      The following discussion of Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

      Each Portfolio calculates dividend and capital gain distributions separately, and is treated as a separate entity in all respects for tax purposes.

TAXATION OF THE PORTFOLIOS

      Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Portfolio's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of any one such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of any one such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, a Portfolio will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of Portfolio assets not attributable to a purchase.

      Under Subchapter M of the Code, a Portfolio is not subject to Federal income tax on the portion of its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year and at least 90% of the excess of its tax-exempt interest income over related expenses (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below).

      If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends."

      The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. Each Portfolio intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, a Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

TAXATION OF SHAREHOLDERS

      Distributions from each Portfolio's taxable net investment income and short-term capital gain are taxed as dividends. Distributions that are (i) designated by a Portfolio as capital gains dividends and (ii) made out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as net capital gain, regardless of the length of time a shareholder has held shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. Net capital gain of a noncorporate taxpayer is generally taxed at a rate of 20%. Distributions that are not net capital gain dividends or exempt-interest dividends will generally be taxed at a maximum marginal rate of 39.6% in the case of non-corporate taxpayers. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and capital gains. A portion of the dividends may qualify for the dividends received deduction for corporations to the extent derived from dividend income received by the Portfolio. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and payable to shareholders of record in such month, if paid in January of the following year, will be taxed as though paid on December 31. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. It is suggested that shareholders keep all statements received to assist in personal record keeping.

      Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements for use in determining their tax. If a shareholder receives a long-term capital gain distribution on shares of the Portfolios, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Portfolios are taxable to shareholders as dividends, not as capital gains.

      Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. Any resultant net capital gain will be subject to the 20% rate.

      On the record date for a distribution or dividend, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), he would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

INTERNATIONAL EQUITY AND EMERGING MARKETS EQUITY PORTFOLIOS

      Income that the International Equity Portfolio and Emerging Markets Equity Portfolio receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a Portfolio has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through the foreign tax credit to its shareholders. It is expected that the International Equity Portfolio will not have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and therefore will not be permitted to make this election and "pass through" to its shareholders. Each shareholder's respective pro rata share of foreign taxes the Portfolio pays will, therefore in effect, be netted against their share of the Portfolio's gross income.

      The Portfolios may invest in non-U.S. corporations which could be treated as passive foreign investment companies ("PFICs"). This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent a Portfolio does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain Federal tax provisions governing PFIC investments. Some of these strategies may require the Portfolio to distribute amounts in excess of its realized income and gains. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that a Portfolio does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to its shareholders. Therefore, the payment of this tax would reduce the Portfolio's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

OTHER TAX INFORMATION

      In addition to Federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

      The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.


                              TRUSTEES AND OFFICERS

      The trustees and officers of the Fund and their principal occupations during the past five years are set forth below. Each trustee who is an "interested person" of the Fund (as defined in the 1940 Act) is indicated by an asterisk (*). Unless otherwise indicated, the business address of each is One Freedom Valley Drive, Oaks, PA 19456.

      WILLIAM H. COWIE, JR., 1408 Ruxton Road, Baltimore, MD 21204.  Date of
Birth: 1/24/31. Trustee since 1993. Prior to retirement, Mr. Cowie was Chief Financial Officer (1991-1995) of Pencor, Inc. (developers of environmental projects). Prior to 1991, Mr. Cowie was Vice Chairman of Signet Banking Corporation.

      *DAVID D. DOWNES, 210 Allegheny Ave., Towson, MD 21204. Date of Birth:
7/16/35. Trustee since 1995. Mr. Downes is an attorney in private practice (since October 1996). Prior thereto he was a partner (1989-1995) and of counsel (1995-Sept. 1996) of Venable, Baetjer & Howard (law firm).

      CHARLOTTE R. KERR, American City Building, 10227 Wincopin Circle, Suite 108, Columbia, MD 21044. Date of Birth: 9/26/46. Trustee since 1993. Ms. Kerr is Practitioner and faculty member at the Traditional Acupuncture Institute.

      THOMAS SCHWEIZER, 6 Betty Bush Lane, Baltimore, MD 21212.  Date of
Birth: 8/21/22. Trustee since 1993. Prior to his retirement in 1987, Mr. Schweizer was self-employed. He currently is a board member of various charity organizations and hospitals.

      RICHARD B. SEIDEL, 770 Hedges Lane, Wayne, Pennsylvania 19087.  Date of
Birth: 4/20/41. Trustee since 1998. Mr. Seidel is a Director and President (since 1994) of Girard Partners, Ltd. (a registered broker-dealer). Prior to 1994, Mr. Seidel was a Director and President of Fairfield Group, Inc.

      RICK A. GOLD. Date of Birth: 8/4/49. President since March 2000. Mr. Gold is Executive Vice President of the Asset Management Group of Allfirst Financial Inc., a financial services company headquartered in Baltimore, MD, and parent company to Allfirst Bank and AIA.

      JAMES F. VOLK. Date of Birth: 8/28/62. Controller, Treasurer and Chief Financial Officer since March 1997. Mr. Volk is Director of Investment Accounting Operations. He joined SEI Investments Mutual Fund Services in February 1996 and is co-director of the International Fund Accounting Group. From December 1993 to January 1996, Mr. Volk was Assistant Chief Accountant of the Securities and Exchange Commission's Division of Investment

Management. Prior to December 1993, Mr. Volk spent nine years with Coopers & Lybrand L.L.P., most recently as a senior manager.

      MICHELE L. DALTON. Date of Birth: 2/16/59. Vice President and Assistant Secretary since March 2000. Ms. Dalton is a Senior Vice President of Allfirst Financial Inc. since 1994. Prior to 1994, Ms. Dalton was Vice President of First Colonial Bankshares Corporation.

      KEVIN P. ROBINS. Date of Birth: 4/15/61. Vice President and Assistant Secretary since November 1995. Mr. Robins is Senior Vice President, General Counsel and Secretary of SEI Investments since 1994. Prior to 1994, Mr. Robins was Vice President and Assistant Secretary of SEI Investments. Prior to 1992, Mr. Robins was an Associate with Morgan Lewis & Bockius (law firm) since 1988.

      TODD CIPPERMAN. Date of Birth: 2/14/66. Vice President and Assistant Secretary since November 1995. Mr. Cipperman is Vice President and Assistant Secretary of SEI Investments since 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballantine (law firm). Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn (law firm) since 1991.

      LYDIA A. GAVALIS. Date of Birth: 6/5/64. Vice President and Assistant Secretary since 1998. Ms. Gavalis is Vice President and Assistant Secretary of SEI Investments Company since 1998. She was Assistant General Counsel and Director of Arbitration for the Philadelphia Stock Exchange from 1989 to 1998.

      JAMES R. FOGGO. Date of Birth: 6/30/64. Vice President and Assistant Secretary since 1998. Mr. Foggo is Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. In 1998, Mr. Foggo was an Associate with Paul Weiss, Rifkind, Wharton & Garrison. From 1995 to 1998, Mr. Foggo was an Associate with Baker & McKenzie. From 1993 to 1995, Mr. Foggo was an Associate with Battle Fowler L.L.P. Prior to 1990, Mr. Foggo was Operations Manager with The Shareholder Services Group, Inc. since 1986.

      TIMOTHY D. BARTO. Date of Birth: 3/28/68. Vice President and Assistant Secretary since March 2000. Mr. Barto is Vice President and Assistant Secretary of SEI Investments Company since November 1999. From 1997 to 1999, Mr. Barto was an Associate at Dechert Price & Rhoads. From 1994 to 1997, he was an Associate at Richter, Miller & Finn.

      CHRISTINE M. MCCULLOUGH. Date of Birth: 12/5/60. Vice President and Assistant Secretary since March 2000. Ms. McCullough is Vice President and Assistant Secretary of SEI Investments Company since November 1999. From 1991 to 1999, Ms. McCullough was an Associate at White & Williams. From 1990 to 1991, she was an Associate at Montgomery, McCracken, Walker & Rhoads.

      THOMAS R. RUS. Date of Birth: 10/11/59. Secretary since March 2000. Mr. Rus is Vice President and Trust Counsel of Allfirst Trust Company, N.A. and Allfirst Bank. He is also Compliance Officer of Allfirst Trust Company, N.A. and ARK Funds. He has been with Allfirst Trust Company, N.A. since 1995.

      The following table sets forth information describing the compensation of each current trustee of the Fund for his or her services as trustee for the fiscal year ended April 30, 1999.

                           TRUSTEE COMPENSATION TABLE

                                                        PENSION OR
                                                        RETIREMENT
                                    AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL    TOTAL COMPENSATION
                               COMPENSATION FROM       FROM THE FUND       RETIREMENT FROM      FROM THE FUND
          NAME OF TRUSTEE           THE FUND             COMPLEX*         THE FUND COMPLEX*        COMPLEX*
          ---------------           --------             --------         -----------------        --------
William H. Cowie, Jr.                $16,000                --                   --                 $16,000
David D. Downes                       13,500                --                   --                  13,500
Charlotte R. Kerr                     13,500                --                   --                  13,500
Thomas Schweizer                      13,500                --                   --                  13,500
Richard B. Seidel                     11,750                --                   --                  11,750

      *The Fund's trustees do not receive any pension or retirement benefits from the Fund as compensation for their services as trustees of the Fund. The Fund, a Massachusetts business trust, is the sole investment company in the fund complex.

                               INVESTMENT ADVISOR

      The investment advisor of the Fund is Allied Investment Advisors, Inc. ("AIA"). AIA provides (or supervises any subadvisor who provides) the Portfolios with day-to-day management services and makes investment decisions on the Portfolios' behalf in accordance with each Portfolio's investment policies. AIB Govett, Inc. ("AIB Govett") serves as subadvisor to the International Equity Selection Portfolio and Emerging Markets Equity Portfolio. As subadvisor, AIB Govett furnishes an investment program in respect of, and makes investment decisions for, all assets of the Portfolios and places all orders for the purchase and sale of securities, on behalf of the Portfolios.

      Institutional shares of the Fund are offered through Allfirst Trust Company, N.A. ("Allfirst Trust"), and Retail Class A shares are offered through Allfirst Brokerage Corporation ("Allfirst Brokerage"). Allfirst Trust also provides custodial and administrative services to the Fund. AIA, Allfirst Trust and Allfirst Brokerage are wholly-owned subsidiaries of Allfirst Bank, a Maryland-chartered Federal Reserve member bank based in Baltimore, Maryland. Allfirst Bank is a wholly-owned subsidiary of Allfirst Financial Inc., which is owned by Allied Irish Banks, p.l.c., an international financial services organization based in Dublin, Ireland. AIB Govett is an indirect, majority-owned subsidiary of Allied Irish Banks, p.l.c. SEI Investments Distribution Co., the distributor of the Fund, is not affiliated with Allied Irish Banks, p.l.c. or its affiliates.

      Pursuant to an investment advisory agreement with the Fund, AIA furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable Portfolio's investments and effect portfolio transactions on its behalf. Pursuant to an investment subadvisory agreement with the Fund and AIA, AIB Govett furnishes, at its own expense, all services, facilities and personnel necessary to manage the International Equity Portfolio's and Emerging Markets Equity Portfolio's investments and effect portfolio transactions on its behalf.

      The advisory contracts have been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contracts are terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by AIA (and, in the case of the subadvisory agreement, AIB Govett), on 60 days' written notice, and will automatically terminate in the event of its assignment.

      The advisory contracts provide that, with respect to each Portfolio, neither AIA or AIB Govett, nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by either AIA or AIB Govett of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contracts provide that AIA and AIB Govett may render services to others.

      For the fiscal year ended April 30, 1999, the advisory fee payable to AIA with respect to the Income Portfolio was $2,086,212 of which $312,937 was waived; with respect to the Small-Cap Equity Portfolio was $221,721 of which $2,772 was waived; and with respect to the International Equity Selection Portfolio was $232,924 of which $35,834 was waived.

      For the fiscal year ended April 30, 1998, the advisory fee payable to AIA with respect to the Income Portfolio was $1,430,536 of which $24,176 was waived; with respect to the Small-Cap Equity Portfolio was $150,514 of which $238 was waived; and with respect to the International Equity Selection Portfolio was $42,205 of which $23,706 was waived. Prior to February 12, 1998, the fees set forth above were payable pursuant to an advisory agreement with AIA which provided a different fee schedule.

      For the fiscal year ended April 30, 1997, the advisory fee payable to AIA with respect to the Income Portfolio was $1,065,590; and with respect to the Small-Cap Equity Portfolio was $149,991. The International Equity Selection Portfolio commenced operations in April 1997, and thus paid no advisory fees as of April 30, 1997.

      As of the date of this Statement of Additional Information, the International Equity Portfolio and the Emerging Markets Equity Portfolio have not yet commenced operations and have paid no investment advisory fees.

      In addition to receiving its advisory or subadvisory fee, AIA and AIB Govett may also act and be compensated as investment manager for clients with respect to assets which are invested in a Portfolio. In some instances AIA and AIB Govett may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by AIA and AIB Govett, or their affiliates, from a Portfolio with respect to the client's assets invested in the Portfolio.

      Each Portfolio has, under its advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of trustees and officers of the Fund and costs of other personnel performing services for the Fund who are not officers of the Administrator or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.

                          ADMINISTRATOR AND DISTRIBUTOR

ADMINISTRATOR AND SUB-ADMINISTRATOR

      SEI Investments Mutual Funds Services serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Portfolios, except those performed by AIA and/or AIB Govett under the advisory contracts, by the Distributor under the distribution agreement and by Allfirst Trust Company, National Association ("Allfirst Trust") under the sub-administration and custodian agreements.

      Under its administration agreement with the Fund, the Administrator has agreed to maintain office facilities for the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Fund's operations other than those discussed above. Under the administration agreement, the Administrator also provides fund accounting and related accounting services. The Administrator may delegate its responsibilities under the administration agreement with the Fund's written approval.

      The Administrator, a Delaware business trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator or sub-administrator to the following mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Insurance Products Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFUND, STI Classic Funds, First American Funds, Inc., First

American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Fund, Inc., The Parkstone Group of Funds, CNI Charter Funds, The Armada Advantage Funds, Amerindo Funds Inc., Huntington VA Funds, and Friends Ivory Funds.

      For the fiscal year ended April 30, 1999, the administration fee payable to the Administrator with respect to the Income Portfolio was $452,006; with respect to the Small-Cap Equity Portfolio was $36,029; and with respect to the International Equity Selection Portfolio was $46,584.

      For the fiscal year ended April 30, 1998, the administration fee payable to the Administrator with respect to the Income Portfolio was $364,951; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $31,575; and with respect to the International Equity Selection Portfolio was $4,627 (an additional $10,640 was paid to Federated).

      For the fiscal year ended April 30, 1997, the administration fee payable to the Administrator with respect to the Income Portfolio was $277,052; and with respect to the Small-Cap Equity Portfolio was $32,496. The International Equity Selection Portfolio commenced operations in April 1997, and thus paid no administration fees as of April 30, 1997.

      As of the date of this Statement of Additional Information, the International Equity Portfolio and the Emerging Markets Equity Portfolio have not yet commenced operations and have paid no administration fees.

      The administration agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the agreement by the appointment of a subcontractor and the Administrator shall be responsible to the Fund for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Portfolio resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and Allfirst Trust, Allfirst Trust performs services which may include clerical, bookkeeping, accounting, stenographic, and administrative services, for which it receives a fee, paid by the Administrator, at the annual rate of up to 0.0275% of aggregate average net assets. For the fiscal year ended April 30, 1998, the Administrator paid a sub-administration fee to Allfirst Trust of $429,472.47. For the fiscal year ended April 30, 1999, the Administrator paid a sub-administration fee to Allfirst Trust of $1,492,171.

DISTRIBUTOR

      SEI Investments Distribution Co. (formerly SEI Financial Services Company) serves as the distributor (the "Distributor") of the Fund. The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders.



DISTRIBUTION PLANS

      The Board of Trustees has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") on behalf of the Retail Class A of each Portfolio. The Plans allow the Portfolios to pay the Distributor a distribution fee at the annual rate of up to 0.75% of the average net assets of such class, or such lesser amount as approved from time to time by the Board. These fees may be used to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares of the Portfolios, including, but not limited to: advertising the availability of services and products; designing material to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit sales and to answer questions from prospective and existing investors about the Portfolios; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Portfolios, including obtaining information from the Portfolios regarding the Portfolios and providing performance and other information about the Portfolios; and providing additional distribution-related services.

      The Plans have been approved by the Board of Trustees, including the majority of disinterested trustees, and where approved by the initial sole shareholder of the classes. As required by the Rule, the Board considered all pertinent factors relating to the implementation of each of the Plans prior to its approval, and the trustees have determined that there is a reasonable likelihood that the Plans will benefit the classes and their respective shareholders. To the extent that the Plans provide greater flexibility in connection with the distribution of shares of the Portfolios, additional sales may result.

      The Board has approved distribution fees based on the following percentages of the average daily net assets of the Retail Class A: 0.30% for the Income Portfolio; and 0.40% for the Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio. For the fiscal year ended April 30, 1999, the Retail Class A of the Portfolios paid distribution fees in the following amounts: $19,710 for the Income Portfolio, $4,724 for the Small-Cap Equity Portfolio, and $2,970 for the International Equity Selection Portfolio. As of the date of this Statement of Additional Information, the International Equity Portfolio and the Emerging Markets Equity Portfolio have not yet commenced operations and have paid no distribution fees.

      As of the date of this Statement of Additional Information, all distribution fees received by the Distributor under the Plans are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts. The Plans are a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. The Distributor may spend more for marketing and distribution than it receives in fees. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution-related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If, after payments by the Distributor for marketing and distribution, there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan are commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

SHAREHOLDER SERVICES PLANS

      The Board of Trustees has adopted shareholder services plans on behalf of the Retail Class A and Institutional Class of the Portfolios to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services the participating qualified recipients are paid a service fee at the annual rate of up to 0.25% of average net assets of Retail Class A of each Portfolio or such lesser amount as may be approved by the Board and 0.15% of average net assets of the Institutional Class of each Portfolio or such lesser amounts as may be approved by the Board of Trustees.

      For the fiscal year ended April 30, 1999, Institutional Class of the Income Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio paid shareholder servicing fees of $272,899, $22,948 and $27,969, respectively.

      For the fiscal year ended April 30, 1998, the Institutional Class of the Income Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio paid shareholder servicing fees of $61,137, $4,891, $2,135, respectively.

      As of the date of this Statement of Additional Information, the International Equity Portfolio and the Emerging Markets Equity Portfolio have not yet commenced operations and have paid no shareholder servicing fees.


                                 TRANSFER AGENT

      The Fund has a Transfer Agency and Services Agreement dated November 1, 1995, with SEI Investments Management Corporation. SEI Investments Management Corporation has subcontracted transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

                                 CODE OF ETHICS

      The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all trustees and officers of the Fund, as well as to designated officers, directors and employees of AIA, AIB Govett and the Distributor. As described below, the Code of Ethics imposes significant restrictions of AIA's and AIB Govett's investment personnel, including the portfolio mangers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Portfolios.

      The Code of Ethics requires that covered employees of AIA, AIB Govett and trustees who are "interested persons," preclear personal securities investments (with certain exceptions, such as non-volitional purchases, purchases that are part of an automatic dividend reinvestment plan or purchases of securities that are not eligible for purchase by the Portfolios). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Portfolios in the same security. Officers, directors and employees of AIA, AIB Govett and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


                             DESCRIPTION OF THE FUND

TRUST ORGANIZATION

      The U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. A supplement to the Declaration of Trust was executed and filed on March 23, 1993. The Declaration of Trust permits the Board to create additional series and classes of shares.

      In the event that an affiliate of Allied Irish Banks, p.l.c. ceases to be the investment advisor to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

      The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof are allocated to the Portfolio and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account and are charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY

      The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

      The Declaration of Trust further provides that the trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES

      Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.

SHARE OWNERSHIP

      As of June 1, 2000, the officers and trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of the Portfolios and classes indicated. Unless otherwise indicated, the address as of June 1, 2000 for the 5% shareholders listed below is: c/o Allfirst Bank, 110 South Paca Street, Baltimore, Maryland 21201.


INCOME PORTFOLIO

Name and Address of Shareholder                             Percent of Portfolio
-------------------------------                             --------------------
Allfirst Financial Pension Plan                                   11.01%
Allfirst Bank-Mail Code 109-810

IBEW Intl Off Reps & Assts Pen Plan                               11.57%
IBEW
1125-15th Street, N.W.
Washington, DC  20005-2765

IBEW Off Emp Pen Plan                                              6.52%
IBEW
1125-15th Street, N.W.
Washington, DC  20005-2765

SMALL-CAP EQUITY PORTFOLIO

Name and Address of Shareholder                             Percent of Portfolio
-------------------------------                             --------------------
Allfirst Financial Pension Plan                                   10.18%
Allfirst Bank-Mail Code 109-810


IBEW Intl Off Reps & Assts Pen Plan                               11.57%
IBEW
1125-15th Street, N.W.
Washington, DC  20005-2765

      A shareholder owning beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. Allfirst Bank or its affiliates, however, may receive voting instructions from certain underlying customer accounts and will vote the shares in accordance with those instructions. In the absence of such instructions, Allfirst Bank or its affiliates will vote those shares in the same proportion as it votes the shares for which it has received instructions from its customers and fiduciary accounts.

                                    CUSTODIAN

      Allfirst Trust, 25 South Charles Street, Baltimore, Maryland 21201, serves as custodian for the Portfolios. Under the custody agreement with the Fund, Allfirst Trust holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays Allfirst Trust a monthly fee at the annual rate of 0.015% of the average net assets of the Portfolios. Allfirst Trust also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the Portfolios are held by foreign banks participating in a network coordinated by Bankers Trust, which serves as sub-custodian for the Portfolios holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities.

                              INDEPENDENT AUDITORS

      KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Fund's independent auditors, providing audit services and consultation in connection with the review of various Securities and Exchange Commission filings.

                              FINANCIAL STATEMENTS

      The Portfolios' financial statements and financial highlights for the fiscal year ended April 30, 1999 and for the six months ended October 31, 1999 are included in the Annual Report and the Semi-Annual Report, respectively, which are supplied with this Statement of Additional

Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

                         Part C - Other Information Item

Item 23.    Exhibits

      (a) (1) Declaration of Trust dated October 22, 1992 is incorporated by reference to Exhibit 1 to the Registration Statement.

            (2) Amended and Restated Declaration of Trust dated March 19, 1993 is incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 2.

            (3) Supplement dated March 23, 1993 to the Amended and Restated Declaration of Trust dated March 19, 1993 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 2.

      (b) By-Laws of the Registrant are incorporated by reference to Exhibit 1(d) to Pre-Effective Amendment No. 2.

      (c)   Not applicable.

      (d) (1) Investment Advisory Agreement dated February 12, 1998, between the Registrant and Allied Investment Advisors, Inc. is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 17.

            (2) Investment Subadvisory Agreement (filed herewith)

      (e) (1) Distribution Agreement dated November 1, 1995, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 6.

            (2) Administration Agreement dated November 1, 1995, between the Registrant and SEI Investments Mutual Fund Services is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment
            No. 6.

      (f)   Not applicable.

      (g) (1) Custody Agreement dated April 1, 1997, between the Registrant and Allfirst Trust Company, National Association, is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 17.

            (2) Subcustody Agreement dated November 9, 1995, between First National Bank of Maryland and Bankers Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment
            No. 6.

      (h) (1) Transfer Agency and Service Agreement dated November 1, 1995, between the Registrant and SEI Investments Mutual Fund Services is incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 6.

                  (2) Sub-Administration Agreement dated January 1, 1998, between SEI Investments Management Corporation and Allfirst Trust Company, National Association, is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 17.

         (i) Opinion and consent of legal counsel is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 26.


         (j)      Consent of independent auditors (filed herewith).


         (k)      Not applicable.

         (l)      Not applicable.

         (m)      (1)      Distribution and Shareholder Services Plan with
                  respect to Retail Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 21.

                  (2) Shareholder Services Plan for Institutional Class Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 21.

         (n) Amended and Restated Rule 18f-3 Plan is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 25.

         (o)      Reserved.

         (p)      (1)      Fund Code of Ethics is incorporated herein by
                           reference to Exhibit (p)(1) to Post-Effective
                           Amendment No. 25.

                  (2) SEI Investments Code of Ethics and Insider Trading Policy is incorporated herein by reference to Exhibit
                           (p)(2) to Post-Effective Amendment No. 25.

Item 24.          Persons Controlled by or Under Common Control with Registrant

         None.

Item 25.          Indemnification

         Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser

         Allied Investment Advisors, Inc. ("AIA") serves as investment adviser to all Portfolios of the Registrant. A description of the directors and officers of AIA and other required information is included in the Form ADV and schedules thereto of AIA, as amended, on file with the Securities and Exchange Commission (File No. 801-50883) and is incorporated herein by reference.

         AIB Govett, Inc. ("AIB Govett") serves as investment subadviser to the International Equity Selection Portfolio, as revised or alternatively to the International Equity Portfolio and Emerging Markets Equity Portfolio. A description of the directors and officers of AIB Govett, and other required information, is included in AIB Govett's Form ADV and schedules thereto, as amended, which is on file at the SEC (File No. 801-54821). AIB Govett's Form ADV, as amended, is incorporated herein by reference.


Item 27.          Principal Underwriters

         (a) SEI Investments Distribution Co. (the "Distributor") acts as distributor for the Registrant. The Distributor also acts as distributor for:

SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Index Funds                                               July 10, 1985
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
The Pillar Funds                                              February 28, 1992
CUFUND                                                        May 1, 1992
STI Classic Funds                                             May 29, 1992
First American Funds, Inc.                                    November 1, 1992
First American Investment Funds, Inc.                         November 1, 1992
The Arbor Fund                                                January 28, 1993
Boston 1784 Funds                                             June 1, 1993
The PBHG Funds, Inc.                                          July 16, 1993
The Achievement Funds Trust                                   December 27, 1994
Bishop Street Funds                                           January 27, 1995
STI Classic Variable Trust                                    August 18, 1995
Huntington Funds                                              January 11, 1996
SEI Asset Allocation Trust                                    April 1, 1996
TIP Funds                                                     April 28, 1996

SEI Institutional Investments Trust                           June 14, 1996
First American Strategy Funds, Inc.                           October 1, 1996
HighMark Funds                                                February 15, 1997
Armada Funds                                                  March 8, 1997
PBHG Insurance Series Fund, Inc.                              April 1, 1997
The Expedition Funds                                          June 9, 1997
Alpha Select Funds                                            January 1, 1998
Oak Associates Funds                                          February 27, 1998
The Nevis Fund, Inc.                                          June 29, 1998
The Parkstone Group of Funds                                  September 14, 1998
CNI Charter Funds                                             April 1, 1999
The Armada Advantage Funds                                    May 1, 1999
Amerindo Funds, Inc.                                          July 13, 1999
Huntington VA Funds                                           October 15, 1999
SEI Insurance Products Trust                                  March 29, 1999
Friends Ivory Funds                                           December 16, 1999

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Directors, officers and partners of SEI Investments Distribution Co. are as follows:

 NAME AND PRINCIPAL BUSINESS           POSITIONS AND OFFICES WITH                    POSITIONS AND OFFICES WITH
         ADDRESS *                           UNDERWRITER                                     REGISTRANT
Alfred P. West, Jr.                Director, Chairman of the Board of
                                   Directors
Richard B. Lieb                    Director and Executive Vice President
Carmen V. Romeo                    Director
Mark J. Held                       President and Chief Operating Officer
Gilbert L. Beebower                Executive Vice President
Dennis J. McGonigle                Executive Vice President
Robert M. Silvestri                Chief Financial Officer and Treasurer
Leo J. Dolan, Jr.                  Senior Vice President
Carl A. Guarino                    Senior Vice President
Larry Hutchinson                   Senior Vice President
Jack May                           Senior Vice President
Hartland J. McKeown                Senior Vice President
Kevin P. Robins                    Senior Vice President                        Vice President and Assistant
                                                                                Secretary
Patrick K. Walsh                   Senior Vice President
Robert Crudup                      Vice President and Managing Director
Barbara Doyne                      Vice President
Vic Galef                          Vice President and Managing Director

Kim Kirk                           Vice President and Managing Director
John Krzeminski                    Vice President and Managing Director
Carolyn McLaurin                   Vice President and Managing Director
Lori White                         Vice President and Assistant
                                   Secretary
Wayne M. Withrow                   Vice President
Robert Aller                       Vice President
Todd Cipperman                     Senior Vice President and General            Vice President and Assistant
                                   Counsel                                      Secretary
S. Courtney E. Collier             Vice President and Assistant
                                   Secretary
Richard A. Deak                    Vice President and Assistant
                                   Secretary
Jeff Drennen                       Vice President
James R. Foggo                     Vice President and Assistant                 Vice President and Assistant
                                   Secretary                                    Secretary
Lydia A. Gavalis                   Vice President and Assistant                 Vice President and Assistant
                                   Secretary                                    Secretary
Greg Gettinger                     Vice President
Kathy Heilig                       Vice President
Jeff Jacobs                        Vice President
Samuel King                        Vice President
Mark Nagle                         Vice President
Joanne Nelson                      Vice President
Timothy D. Barto                   Vice President and Assistant                 Vice President and Assistant
                                   Secretary                                    Secretary
Christine M. McCullough            Vice President and Assistant                 Vice President and Assistant
                                   Secretary                                    Secretary
Cynthia M. Parrish                 Vice President and Secretary
Robert Redican                     Vice President
Maria Rinehart                     Vice President
Steve Smith                        Vice President
Kathryn L. Stanton                 Vice President
Lynda J. Striegel                  Vice President and Assistant
                                   Secretary
Daniel Spaventa                    Vice President

----------------------
* 1 Freedom Valley Drive, Oaks, PA 19456

         (c)      Not applicable.

Item 28.          Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at One Freedom Valley

Drive, Oaks, PA 19456. Certain records, including records relating to the Registrant's shareholders, may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's investment adviser, Allied Investment Advisors, Inc., located at 100 E. Pratt Street, Baltimore, MD 21202; its sub-adviser, AIB Govett, Inc., located at 250 Montgomery Street, Suite 1200, San Francisco, CA 94104; and its transfer agent, SEI Investments Mutual Fund Services, located at One Freedom Valley Drive, Oaks, PA 19456. Certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, Allfirst Trust Company, N.A., located at 25 S. Charles Street, Baltimore, MD 21201.

Item 29.          Management Services

         (a)      Not applicable.

Item 30.          Undertakings

         (a)      Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Post-Effective Amendment No. 28 to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Baltimore, and State of Maryland, on the 30th day of June, 2000.


                                           ARK FUNDS

                                           By: /s/ Rick A. Gold
                                              ------------------------------
                                                   Rick A. Gold
                                                   President



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


 /s/ Rick A. Gold                        President (principal executive                                 June 30, 2000
----------------------------
Rick A. Gold                             officer)

 /s/ James F. Volk                       Treasurer, Controller and Chief                                June 30, 2000
----------------------------
James F. Volk                            Financial Officer


           *                             Trustee
----------------------------
William H. Cowie


           *                             Trustee
----------------------------
David D. Downes


           *                             Trustee
----------------------------
Charlotte R. Kerr


           *                             Trustee
----------------------------
Thomas Schweizer


           *                             Trustee
----------------------------
Richard B. Seidel


* By:    /s/ Alan C. Porter                                                            June 30, 2000
       ------------------------------------
         Alan C. Porter
         Attorney-in-Fact

An original power-of-attorney authorizing Alan C. Porter to execute amendments to this Registration Statement for each trustee of the Registrant on whose behalf this amendment to the Registration Statement is filed has been executed and filed with the Securities and Exchange Commission.

                                  EXHIBIT INDEX



(a)      (1)      Declaration of Trust      1/

         (2)      Amended and Restated Declaration of Trust   2/

         (3) Supplement dated March 23, 1993 to the Amended and Restated Declaration of Trust dated March 19, 1993 2/

(b)      By-Laws  2/

(c)      Voting Trust Agreements- None

(d)      (1)      Investment Advisory Agreement between the Registrant and
                  Allied Investment Advisors, Inc. dated February 12, 1998 4/

         (2)      Form of Investment Subadvisory Agreement (filed herewith)

(e)      (1)      Distribution Agreement between the Registrant and SEI
                  Investments Distribution Co. dated November 1, 1995     3/

         (2) Administration Agreement between the Registrant and SEI Investments Mutual Fund Services dated November 1, 1995 3/

(f)      Bonus or Profit Sharing Contracts- Not applicable

(g)      (1)      Custody Agreement between the Registrant and Allfirst Trust
                  Company, National Association dated April 1, 1997 4/

         (2) Subcustody Agreement between First National Bank of Maryland and Bankers Trust Company dated November 9, 1995 3/

(h)      (1)      Transfer Agency and Service Agreement between the Registrant and SEI Investments Mutual Fund Services dated November 1,
                  1995        3/

         (2) Sub-Administration Agreement between SEI Investments Management Corporation and Allfirst Trust Company, National
                  Association dated January 1, 1998     4/

(i)      Opinion and consent of legal counsel        7/


(j)      Consent of independent auditors (filed herewith)


(k)      Omitted Financial Statements- Not applicable

(l)      Initial Capital Agreements- Not applicable

(m)      (1)      Distribution and Shareholder Services Plan with respect to
                  Retail Class A Shares        5/

         (2)      Shareholder Services Plan for Institutional Class Shares    5/

(n)      Amended and Restated Rule 18f-3 Plan  6/

(o)      Reserved.

(p)      (1)      Fund Code of Ethics  6/

         (2)      SEI Investments Code of Ethics and Insider Trading Policy   6/
--------------------------

1/ Incorporated by reference to the Registration Statement of the Trust on Form N-1A as filed with the SEC on October 23, 1992.


2/ Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on May 4, 1993.


3/ Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on December 12, 1995.


4/ Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on February 6, 1998.


5/ Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on June 29, 1999.


6/ Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on April 13, 2000.


7/ Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on May 22, 2000.